UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CubeSmart

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

A Letter from our CEO Dear Shareholder: The CubeSmart platform delivered another excellent year of performance in 2022. Industry demand trends remained robust, and our sophisticated marketing platform continued to attract prospective customers into our sales funnel. Our proprietary revenue management system responded to that demand by efficiently adjusting pricing to maximize cash flows across our portfolio, driving record growth in same-store realized rents. We remained focused on further margin improvement, as demonstrated by our industry-low same-store expense growth in 2022, well below our initial expectations. Acquisitions are a key component of our external growth strategy as we remain disciplined looking for opportunities that further enhance the quality of our portfolio and generate attractive risk-adjusted returns. In 2022, that environment became more challenging as cost of capital rose faster than valuations adjusted, making returns less attractive on a risk-adjusted basis. In 2022, we acquired three stores for $75.7 million. Development is another key pillar of our external growth strategy as we partner with local developers in core markets to find infill sites that will create long-term value. In 2022, we opened two new developments for a total cost of $60.8 million. Our joint venture strategy also continues to create value. In 2022, our HVPSE venture sold all 14 of its properties for $235.0 million, which turned our initial $5.6 million investment in 10% of the venture in 2020 into the $49.9 million of proceeds we received through our promoted interest. We remain committed to a conservative balance sheet strategy consistent with our BBB/Baa2 investment-grade credit rating. We ended 2022 with 98% of our debt at a fixed rate with a weighted average maturity of just over six years and net debt/EBITDA of 4.3x. We have a well-staggered maturity schedule, with less than $65 million of debt maturing prior to November 2025. We amended and restated our revolving credit facility to increase capacity and reduce pricing which positions us with ample capacity to execute on our external growth objectives. We continue to share our cash flow growth with shareholders, as we announced an increase to our dividend for the 14th consecutive year. We are focused on growing in a sustainable manner for the benefit of all our stakeholders. We continue to adapt to the changing world we live in, finding ways to further advance our ESG (environmental, social, and governance) program while remaining strong stewards of capital. Achieving our ESG objectives complements our business, leading to long-term value creation for our shareholders. Our annual sustainability report details our success across a wide range of ESG initiatives, including our performance against our stated sustainability targets. Going forward, we will continue to prioritize these issues while ensuring transparency with all of our stakeholders. We believe our strategy of owning a high-quality portfolio with industry-leading demographics in the best self-storage markets, maintaining a high-quality balance sheet with conservative leverage and well-staggered fixed rate maturities, and fostering an innovative culture consisting of high-quality people and systems will, over the long term, produce above-average risk-adjusted returns throughout economic cycles. Entering 2023, we are well-positioned to continue creating long-term value for all our stakeholders. Sincerely, Christopher P. Marr Trustee, President and Chief Executive Officer 1

NOTICE OF THE 2023 ANNUAL MEETING OF SHAREHOLDERS Notice is hereby given that the 2023 annual meeting of shareholders of CubeSmart will be held on Tuesday, May 16, 2023 at 8:00 a.m. Eastern Time, at the offices of CubeSmart, 5 Old Lancaster Road, Malvern, PA 19355. Record Date Shareholders of record at the close of business on March 15, 2023 are entitled to vote at the meeting. Items of Business • To elect as Trustees the nine individuals named in this proxy statement to serve until our 2024 annual meeting of shareholders and until their successors are duly elected and qualified. • To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. • To cast an advisory vote to approve our executive compensation. • To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation. • To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. The proxy statement that follows describes each of these items in detail. Your vote is important. Whether or not you plan to attend the annual meeting, please vote your shares electronically via the Internet, by telephone or, if you receive a paper copy of the proxy materials, by signing, dating, and completing the accompanying proxy card in the enclosed postage-paid envelope. Voting electronically via the Internet, by telephone, or by returning your proxy card in advance of the meeting does not deprive you of your right to attend the meeting. If you attend the meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or via the Internet. This proxy statement includes additional instructions on voting procedures for shareholders whose shares are held by a brokerage firm or other custodian. By Order of the Board of Trustees, Jeffrey P. Foster Chief Legal Officer and Secretary Malvern, Pennsylvania March 31, 2023 2

TABLE OF CONTENTS 3 Section Page Section Page Summary Meeting Information 4 Compensation Committee 25 About CubeSmart 5 Corporate Governance & Nominating Committee 26 2022 Highlights 6 Overview 26 Executive Compensation Highlights 7 Environmental, Social & Governance 8 Overview 8 Named Executive Officers 28 Oversight & Risk Management 8 Named Executive Officer Compensation 29 Environmental 8 Compensation Discussion & Analysis 29 Social 9 CEO Pay Ratio 40 Governance 10 Summary Compensation Table 41 Proposal 1: Election of Trustees 11 Grants of Plan-Based Awards 43 Trustee Nominees 12 Outstanding Equity Awards 44 Overview of Trustee Nominees 12 Shares Vested and Options Exercised 46 Details of Trustee Nominees 12 Nonqualified Deferred Compensation 46 Summary of Trustee Qualifications 15 Trustee Compensation 16 Cash Compensation 16 Pay Versus Performance 51 Equity Awards 16 Ownership of Company Shares 53 Trustee Deferred Compensation Plan 16 Trustee Compensation Table 17 Corporate Governance 18 Corporate Governance Documents 18 Trustee Independence 18 Risk Management 19 Trustee Share Ownership Guidelines 20 Communications with the Board 20 Board Committee Membership and Meetings 21 Board Meetings 21 Questions and Answers About Voting 59 Board Committees Overview 21 Householding of Proxy Materials 62 2022 Board Membership Summary 22 Other Matters 63 Audit Committee 23 Overview 23 Audit Committee Report 23 FFO and FFO, as adjusted 64 NOI 66 Same-Store Results 67 Pre-Approval Policies and Procedures 24 55 Trustee Qualifications, Recruitment & Nominations 26 Severance Plan and Potential Payments Upon Termination or Change in Control Proposal 2 – Ratification of Independent Registered Accounting Firm 48 57 56 Policies Regarding Transactions with Related Persons 58 Information about Voting and Proxy Materials Appendix – Reconciliation of Non-GAAP Measures 64 59 Non-Executive Chair of the Board; Executive Sessions 21 Proposal 3 – Advisory Vote on Executive Compensation Fees Paid to Independent Registered Accounting Firm 24 Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

SUMMARY MEETING INFORMATION Meeting Details The annual meeting of shareholders will be held on May 16, 2023 at 8:00 a.m. Eastern Time at the offices of CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355. Voting Information Voting by Internet and telephone is available 24 hours a day until 11:59 pm Eastern Time on the day before the annual meeting. We have provided to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, at no charge, you should follow the instructions for requesting such materials in the Notice. This proxy statement and related materials are being first mailed or made available to shareholders on or about March 31, 2023. For further details on voting, see the details listed on the proxy card or reference “Information About Voting and Proxy Materials” on page 59. Proposals The following proposals are scheduled to be voted upon at the annual meeting: Proposal Board Recommendation Page for details Election of Trustees For (each nominee) 11 To elect as Trustees the nine individuals named in this proxy statement to serve until our 2024 annual meeting of shareholders and until their successors are duly elected and qualified. Ratification of Independent Registered Public Accounting Firm For 55 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. Advisory Vote on Executive Compensation For 56 To cast an advisory vote on our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is non-binding. Advisory Vote on Frequency of Executive Compensation Advisory Vote Every One Year 57 To cast an advisory vote indicating whether our shareholders would prefer an advisory vote on named executive officer compensation once every one, two, or three years. This vote is non-binding. 4

(1) FFO is a non-GAAP financial measure. See appendix to this proxy statement for a discussion of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures. ABOUT CUBESMART 5 Who We Are We are a self-administered and self-managed real estate investment trust (“REIT”) focused primarily on the ownership, operation, management, acquisition, and development of self-storage properties in the United States. Our Mission To simplify the organizational and logistical challenges created by the many life events and business needs of our Customers through innovative solutions, unparalleled service, and genuine care. Snapshot at December 31, 2022 1,279 Properties 39 States with operations $12.1 Billion Market cap Long-Term Growth Value Creation Strategy Building an industry-leading platform to generate outsized growth from our high-quality portfolio while maximizing long-term shareholder value $0.00 $0.50 $1.00 $1.50 $2.00 2018 2019 2020 2021 2022 Annual Dividend per Share +9.9% CAGR $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2018 2019 2020 2021 2022 FFO per Share, as adjusted (1) +11.4% CAGR 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% 3 Year 5 Year 10 Year Total Shareholder Return +43.7% +69.4% +293.3%

2022 HIGHLIGHTS 6 Overview 2022 was another excellent year for CubeSmart. Our sophisticated platform maximized performance, as growth was supported by a continued strong fundamental backdrop. Our innovative team continued to work diligently to execute across our key strategic objectives of: • Delivering robust operational and financial growth: We generated strong rent growth and were able to control expenses in the face of inflationary pressures, helping to drive elevated growth at our same-store portfolio. Additionally, our non-same-store portfolio, including the properties acquired in the Storage West transaction, saw strong cash flow growth throughout the year, leading to another significant increase in FFO, as adjusted. • Growing our portfolio of high-quality, well-positioned storage assets: We showcased our disciplined capital allocation strategy as the volatile capital market environment presented few external growth opportunities with attractive risk-adjusted returns following a year of record portfolio growth in 2021. • Maintaining a conservative, unsecured balance sheet: Our predominantly fixed-rate balance sheet with no significant near-term maturities insulated us from the impact of rising interest rates and we further improved liquidity through the amendment of our revolving line of credit, which extended the maturity and improved pricing. $75.7 M Acquisitions $60.8 M Development openings $850 M Amended Revolving Credit Facility 19.9% FFO, as adjusted growth (1) 16.7% Same-store NOI growth (1) 12.7% Same-store revenue growth 135 New management contracts 14.0% Announced dividend increase (2) (1) FFO and NOI are non-GAAP financial measures. See appendix to this proxy statement for a discussion of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures. (2) Increase to quarterly dividend announced December 7, 2022 for the period ending December 31, 2022 and payable January 17, 2023.

EXECUTIVE COMPENSATION HIGHLIGHTS 2022 Compensation Summary Our executive compensation is designed to attract and retain the best possible executive talent, aligning executive goals with short- and long-term Company performance. 85% of our CEO pay and 73% of our other NEO pay was incentive-based in 2022, tying our NEOs’ compensation to Company and shareholder success. 2022 CEO Compensation 2022 other NEO Compensation For further details on our executive compensation, please see the Named Executive Officer Compensation section of this report on pages 29-52. 7 Christopher P. Marr President and Chief Executive Officer $ 850,000 $ 4,099,998 $ 2,097,375 $ 241,303 $ 7,288,676 Timothy M. Martin Chief Financial Officer and Treasurer $ 500,000 $ 1,200,009 $ 822,500 $ 128,002 $ 2,650,511 Joel D. Keaton Chief Operating Officer $ 440,000 $ 719,966 $ 687,610 $ 101,088 $ 1,948,664 Jeffrey P. Foster Chief Legal Officer and Secretary $ 440,000 $ 549,956 $ 661,320 $ 102,922 $ 1,754,198 Total All Other Compensation Named Executive Officer (“NEO”) Position Salary Long-Term Equity Award Annual Incentive Award

Overview In order to achieve our long-term goals, we strive to be a good corporate citizen. Our core values provide the backbone of our company culture, ensuring that we operate with integrity and genuine care. Our Environmental, Social & Governance (“ESG”) initiatives further support our efforts to grow our business in a sustainable manner that is beneficial to all of our stakeholders while adhering to these core values. We continue to prioritize opportunities to reduce the environmental impact of our stores; improve engagement with our teammates, investors, and the communities in which we operate; and maintain sound corporate governance practices. As part of our ESG program, we have established targeted improvements aligned with the United Nations’ Sustainable Development Goals. We report our progress against these targets annually in our Sustainability Report. In addition to the following discussion, please see our Sustainability Report, available on our investor relations website at investors.cubesmart.com. The Sustainability Report is not incorporated by reference into this proxy statement. Oversight & Risk Management Our ESG initiatives are broadly managed by an internal committee chaired by our Chief Financial Officer and includes senior team members from across major functions of the organization who have the subject-matter expertise to provide input into ESG topics. The Corporate Governance & Nominating Committee of our Board of Trustees (the “Board”) oversees our ESG efforts. Our senior management team regularly reports to the Board on the status of our ESG program, our performance against the goals we’ve set, and the various initiatives we’ve undertaken to improve our sustainability. These ESG initiatives complement our broader program of risk management. We regularly evaluate our portfolio for risks within our key markets and individual assets. Self-storage properties have low obsolescence, and we invest in maintenance and capital projects to further extend the useful life of our stores. While we remain focused on climate-related risks that could impact our portfolio, we believe the significant regional diversification and the low emissions and energy consumption of our stores help to mitigate the climate and environmental regulatory risks to our portfolio. Environmental We are focused on our environmental impact and are committed to reducing our already small environmental footprint. Self-storage is a low-impact business to the environment as it consumes less energy and water while emitting fewer greenhouse gases than other real estate property types. We leverage a streamlined communication process for our local property managers to notify us of any physical issues with our properties that would have an adverse impact on energy or water usage. Additionally, we utilize a centralized system to monitor usage data in real time to identify potentially hidden issues and find opportunities for improvement. Our facilities team is empowered to address these issues quickly to ensure our portfolio operates at peak performance. ENVIRONMENTAL, SOCIAL & GOVERNANCE 8

ENVIRONMENTAL, SOCIAL & GOVERNANCE 9 We also continue to invest in a variety of environmentally-focused initiatives to further reduce our impact: • Solar: Our solar program reduces our carbon footprint through the production of renewable energy while also producing attractive financial returns. At the end of 2022, we had 98 owned properties, or 16% of our owned portfolio, with operating solar panels. • High Efficiency Lighting Retrofit: In 2022, we kicked off a three-year interior lighting upgrade project which replaced existing lighting with energy efficient LEDs at 71 stores, with another 89 scheduled for 2023. This interior lighting project follows our exterior lighting upgrades at 304 stores since 2018. • HVAC Upgrade: From 2020-2022, we invested $16.4M to upgrade the HVAC systems across our owned portfolio with equipment that meets Energy Star requirements and eliminates the use of R22 refrigerant which produced elevated CFC emissions. • Energy Management Systems ("EMS"): 88 high-usage owned stores across the portfolio are equipped with an EMS which monitors and automates the timing of energy use. • Water Reduction: Starting in 2021, we piloted a program testing leak detection devices at stores with high water usage. • Paper and Toner Reduction: Continued adoption of our online rental platform, SmartRental, has furthered our efforts to reduce paper and toner usage at our stores. Social At CubeSmart, we refer to our employees as teammates, because collaboration towards shared goals defines our workplace. We care deeply about the experience our teammates have working with us. The CubeSmart work experience takes a holistic approach to our teammates’ total wellbeing at work. Our teammate value proposition includes promoting a sense of belonging to a team; providing opportunities to make a meaningful difference at work and in their communities; supporting our teammates’ ongoing personal and professional development; and offering competitive pay and benefits. Diversity, Equity, and Inclusion Our Diversity, Equity, and Inclusion Policy prohibits discrimination on the basis of any legally protected characteristic and outlines the Company’s commitment to promoting diversity, equality and inclusion. CubeSmart’s Philosophy Regarding Respect in the Workplace outlines the importance of diversity within the organization and must be acknowledged by all teammates. Teammates are required to participate in diversity and unconscious bias training on an annual basis. The following summarizes our gender and racial/ethnic diversity as of December 31, 2022:

ENVIRONMENTAL, SOCIAL & GOVERNANCE Teammate Development During 2022, we provided an average of 16 hours of training per teammate. We also provide a tuition reimbursement program for advancing formal education. We believe in building from within and that future CubeSmart leaders are already part of the organization. We develop leaders by offering multiple programs that help our teammates understand our culture and grow in their professional skillset. In 2022, 446 teammates were promoted into new roles and/or transitioned into new positions to further their career development. Teammate Engagement In 2022, 88% of our teammates participated in our annual engagement survey. Results are communicated within individual teams to share what we learned and where we have opportunities to improve. We’ve also invested in a Company-wide recognition platform to facilitate meaningful appreciation for the accomplishments of our teammates. Customers Our customers are the foundation of our business, and we are focused on providing the most positive customer experience possible. We regularly obtain feedback from our customers through a variety of channels, including surveys and reviews. We take this feedback seriously and our cross-functional Customer Service Committee is tasked with initiatives to improve the overall customer experience. Supply Chain & Human Rights The CubeSmart Human Rights Policy promotes the principles of the United Nations Universal Declaration of Human Rights and states that the Company will not engage in child labor, modern slavery, or other human rights violations while also providing accountability for ethical business conduct. The CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers holds those that we work with to these high standards, ensuring that we’re doing our part to promote ethical conduct throughout our supply chain. A copy of the policies referenced in this section are available in the Corporate Responsibility section of our investor relations website at investors.cubesmart.com. Such policies are not incorporated by reference into this proxy statement. Governance We remain committed to strong corporate governance practices and the highest ethical standards, ensuring accountability while effectively managing risk. For further details on our corporate governance, see pages 18 to 27 of this proxy statement. 10

PROPOSAL 1: ELECTION OF TRUSTEES Our Board is currently comprised of nine Trustees. The term of each Trustee expires at the annual meeting. Our Board, upon the recommendation of its Corporate Governance & Nominating Committee, has nominated the nine current Trustees for election: Piero Bussani, Jit Kee Chin, Dorothy Dowling, John W. Fain, Jair K. Lynch, Christopher P. Marr, John F. Remondi, Jeffrey F. Rogatz and Deborah R. Salzberg. The Board affirmatively determined that eight of the nine nominees (Piero Bussani, Jit Kee Chin, Dorothy Dowling, John W. Fain, Jair K. Lynch, John F. Remondi, Jeffrey F. Rogatz and Deborah R. Salzberg) are “independent” Trustees under the rules of the New York Stock Exchange (the “NYSE”). The Board knows of no reason why any nominee would be unable or unwilling to serve as a Trustee. If any nominee is unable or unwilling to serve, the Board may designate a substitute nominee and the persons designated as proxy holders will vote for the substitute nominee recommended by the Board, or the Board may decrease the size of our Board, as permitted by the Bylaws of CubeSmart (the “Bylaws”). Each nominee has consented to be named in this proxy statement and has agreed to serve if elected. When considering whether nominees for Trustee are qualified to enable the Board to fulfill its oversight responsibilities effectively in light of our business and structure, the Corporate Governance & Nominating Committee and the Board focused primarily on the information summarized in each of the nominee’s individual biographies set forth below. The Board unanimously recommends that shareholders vote in favor of the election of each of the nine nominees to serve as Trustees until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified. 11

TRUSTEE NOMINEES Overview of Trustee Nominees Name Age Primary Occupation Trustee Since Piero Bussani 58 Chief Legal Officer for Homebound.com 2010 Jit Kee Chin 44 Chief Data and Innovation Officer for Suffolk Construction Corporation 2022 Dorothy Dowling 66 Managing Director at Horwath HTL 2017 John W. Fain 69 Retired Senior Vice President of Sales and Marketing at UPS Freight 2012 Jair K. Lynch 51 Chief Executive Officer of Jair Lynch Real Estate Partners 2022 Christopher P. Marr 58 President and Chief Executive Officer of CubeSmart 2014 John F. Remondi 61 President, Chief Executive Officer and Director of Navient 2009 Jeffrey F. Rogatz 61 Managing Director with Robert W. Baird and Co. 2011 Deborah R. Salzberg 69 Principal, Uplands Real Estate Partners 2013 Details of Trustee Nominees Piero Bussani Age: 58 Trustee Since: 2010 Qualifications: Mr. Bussani has significant business and legal experience across various real estate classes. This experience includes leasing, property management, customer retention, occupancy, and risk mitigation. Current and Prior Experience: • Chief Legal Officer for Homebound.com • Chief Legal Officer and Global Head—Legal and Risk for Blackstone Group’s real estate operations platform, ReVantage Corporate Services • Managing Director and Chief Legal Officer for Digital Bridge Holdings, LLC • Executive Vice President for Invitation Homes • General Counsel and Executive Vice President of Development for Extended Stay Hotels • Associate in litigation and real estate groups for Arent Fox Kintner Plotkin & Kahn 12 Jit Kee Chin Age: 44 Trustee Since: 2022 Qualifications: Dr. Chin has significant experience as a senior executive in the construction industry with a focus on strategy, analytics, and technological infrastructure. Current and Prior Experience: • Chief Data and Innovation Officer for Suffolk Construction Corporation • Cofounder, Suffolk Technologies • Senior Expert in analytics and Associate Principal for McKinsey & Company • Board member for STAG Industrial, Inc., a publicly-traded industrial REIT

Dorothy Dowling Age: 66 Trustee Since: 2017 Qualifications: Ms. Dowling has significant experience as a senior executive in the hospitality and travel industries with a focus on digital and information technologies, customer service, retention, and marketing. Current and Prior Experience: • Managing Director at Horwath HTL • Chief Marketing Officer and Senior Vice President of Sales for BWH Hotel Group (formerly Best Western Hotels and Resorts) • Vice President of Operations for Parks and Attractions for ARAMARK • President and COO of Travelodge Canada • Various executive and leadership positions with Royal Host REIT and Forte Hotels • Board member of the Global Business Travel Association and President of the GBTA Allied Leadership Council TRUSTEE NOMINEES John W. Fain Age: 69 Trustee Since: 2012 Qualifications: Mr. Fain has knowledge and executive experience in the transportation and logistics arena as well as experience in real estate law. Current and Prior Experience: • Various executive roles with Overnite Transportation Company, now part of UPS Freight • Associate in real estate law for McGuire Woods • Board member, Virginia Trucking Association • Board member and Chairman Emeritus, Greater Richmond YMCA • Director and member of the audit and compensation committees of Virginia Business Bank Jair K. Lynch Age: 51 Trustee Since: 2022 Qualifications: Mr. Lynch has considerable experience in the acquisition, development and management of mixed-use real estate properties. Current and Prior Experience: • Founder and CEO of Jair Lynch Real Estate Partners • Board & committee memberships: • United States Olympic Committee • Initiative for a Competitive Inner City • The Developer Roundtable • Sidwell Friends School • Federal City Council 13

TRUSTEE NOMINEES John F. Remondi Age: 61 Trustee Since: 2009 Qualifications: Mr. Remondi has considerable financial management experience, including service as chief executive officer and chief financial officer at a Fortune 100 financial services company. Current and Prior Experience: • President, Chief Executive Officer and member of the Board of Directors of Navient • Various roles including President and Chief Executive Officer, Sallie Mae • Portfolio Manager for PAR Capital Management Group • Various financial positions, including Executive Vice President, Corporate Finance, SLM Corporation • Various corporate finance positions with New England Education Loan Marketing Corporation and BayBank Boston • Chairman of the Board of Directors of Reading is Fundamental • Board member for Nellie Mae Education Foundation Jeffrey F. Rogatz Age: 61 Trustee Since: 2011 Qualifications: Mr. Rogatz has extensive experience working with real estate investment trusts and serving on boards of directors. Current and Prior Experience: • Managing Director with Robert W. Baird & Co., an investment banking firm • Co-founder of Palladian Realty Capital, which provides consulting and advisory services to real estate companies • Founder of Triangle Real Estate Advisors LLC, a real estate asset management company • Founder and President of Ridgeway Capital LLC, a real estate investment and advisory firm • Chief Financial Officer of Brandywine Realty Trust • Managing Director and head of the REIT practice for Legg Mason Wood Walker • Member of Board of Directors of CapLease, Inc., a publicly-traded diversified REIT • Member of William and Mary Business School Foundation Board 14 Christopher P. Marr Age: 58 Trustee Since: 2014 Qualifications: Mr. Marr has experience with boards of directors and real estate investment trusts and, in particular, knowledge and experience in the self-storage industry. Mr. Marr has gained extensive knowledge of our business through his service to our Company since 2006 and his former position with Storage USA, Inc. Current and Prior Experience: • President and CEO of CubeSmart (2014-present) • President, Chief Operating Officer and Chief Investment Officer of CubeSmart (2012-2013) • President and Chief Investment Officer of CubeSmart (2008-2012) • Chief Financial Officer of CubeSmart (2006-2008) • Senior Vice President and Chief Financial Officer of Brandywine Realty Trust (2002-2006) • Chief Financial Officer of Storage USA, Inc. (1998-2002) • Board member for STAG Industrial, Inc., a publicly-traded industrial REIT

TRUSTEE NOMINEES Deborah R. Salzberg Age: 69 Trustee Since: 2013 Qualifications: Ms. Salzberg has experience serving on boards of directors and has knowledge and experience in the planning, development, construction and management of new construction, adaptive re-use and redeveloped real estate projects. Current and Prior Experience: • Principal at Uplands Real Estate Partners, which specializes in real estate and financial investing • 35 years experience in the real estate sector • DC Region Chair of Brookfield Properties • President of Forest City Washington, a division of Forest City Realty Trust • Trial attorney in the Civil Division of the U.S. Department of Justice • Board member, Capital Bank • Member of Board of Trustees for The Foundation for National Archives and Planet Word • Member of Real Estate Advisory Committee for the New York State Common Retirement Fund • Board Member, University of Pennsylvania Institute of Urban Research • Chairman of Federal City Council Summary of Trustee Qualifications 15

TRUSTEE COMPENSATION The Compensation Committee, with the input of Frederic W. Cook & Co. (“FW Cook”), an independent compensation consultant retained by the committee, reviews our Trustee compensation program on an annual basis. Trustees are compensated through an annual cash retainer and an annual equity award. Cash Compensation Independent Trustees were paid a $60,000 annual retainer for service in 2022, as well as additional supplemental retainers for the following positions of service: Position Annual Cash Retainer Board—Chair $ 50,000 Audit Committee—Chair $ 30,000 Audit Committee—Member $ 10,000 Compensation Committee—Chair $ 30,000 Compensation Committee—Member $ 10,000 Corporate Governance and Nominating Committee—Chair $ 15,000 Corporate Governance and Nominating Committee—Member $ 7,500 Independent Trustees may also elect to receive all or a portion of their cash compensation in the form of restricted shares. Equity Awards On May 17, 2022, we granted to each independent Trustee time-based restricted shares with an aggregate target value of $100,000. The number of restricted shares granted was determined by dividing the target value of $100,000 by the average of the trailing 30-day closing price for our common shares preceding the date of grant. Each Trustee received 2,032 restricted shares with an aggregate value for each Trustee of $86,258 based on the closing share price as of the grant date. These shares will vest on the earlier of the first anniversary of the grant date or the Company’s annual meeting of shareholders in 2023. On October 25, 2022, upon joining the Board, Dr. Chin was awarded time-based restricted shares with an aggregate target value of $50,000. The number of restricted shares granted was determined by dividing the target value of $50,000 by the average of the trailing 30-day closing price for our common shares preceding the date of grant. Dr. Chin received 1,249 restricted shares with an aggregate value of $49,198 based on the closing share price as of the grant date. These shares will vest on the first anniversary of the grant date. Trustee Deferred Compensation Plan Each plan year, independent Trustees may elect to defer all or a portion of their cash compensation and have such amounts credited to accounts until distributed in accordance with the plan and the participants’ distribution elections. Each distribution account is credited with the returns of the investment options selected by plan participants, which include investment options that are available in our 401(k) plan, or such other investment funds as the Board may designate from time to time. 16

TRUSTEE COMPENSATION Trustee Compensation Table Our independent Trustees received the following compensation for the year ended December 31, 2022: Piero Bussani $ 81,250 $ 86,258 $ 3,856 $ 171,364 Jit Kee Chin - $ 49,198 - $ 49,198 Dorothy Dowling $ 87,500 $ 86,258 $ 4,878 $ 178,636 John W. Fain $ 88,750 $ 86,258 $ 4,205 $ 179,213 Marianne M. Keler(4) $ 55,000 - $ 2,109 $ 57,109 Jair K. Lynch $ 33,750 $ 86,258 $ 1,748 $ 121,756 John F. Remondi $ 90,000 $ 86,258 $ 3,856 $ 180,114 Jeffrey F. Rogatz $ 82,500 $ 86,258 $ 3,856 $ 172,614 Deborah R. Salzberg $ 103,750 $ 86,258 $ 3,856 $ 193,864 Trustee Fees Earned or Paid in Cash (1) Share Awards (2) Total All Other Compensation (3) (1) Ms. Dowling and Mr. Fain elected to receive a portion of their cash compensation in the form of restricted shares. For the year ended December 31, 2022, Ms. Dowling received 1,188 restricted shares and Mr. Fain received 406 restricted shares pursuant to this election. (2) On May 11, 2022, each then-serving independent Trustee other than Ms. Keler (see below) was granted 2,032 restricted shares which vest on the earlier of the first anniversary of the grant date or the Company’s annual meeting of shareholders in 2023. Dr. Chin was granted 1,249 shares upon joining the Board on October 25, 2022. The amounts listed in this column reflect the grant date fair value of the award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation— Stock Compensation (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 16, “Share-Based Compensation Plans,” in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2023. As of December 31, 2022, each of the independent Trustees named above had 2,032 unvested restricted shares except Dr. Chin (1,249 unvested restricted shares), Ms. Dowling (3,220 unvested restricted shares), and Mr. Fain (2,438 unvested restricted shares). (3) Includes dividends paid on unvested restricted shares. (4) Ms. Keler retired from the Board effective May 17, 2022. 17

CORPORATE GOVERNANCE Corporate Governance Documents Our Board maintains Corporate Governance Guidelines and a Code of Business Conduct and Ethics. To view these documents, as well as the charters of each of the committees of the Board, please visit our investor relations website at investors.cubesmart.com. Each of these documents is also available in print, free of charge, to any shareholder who requests them in writing to Secretary of CubeSmart, CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355. Trustee Independence NYSE listing standards require listed companies to have a majority of independent board members and to have each of the audit, compensation, and corporate governance & nominating committees comprised solely of independent Trustees. Under the listing standards and other independence requirements of the NYSE, for a Trustee to qualify as “independent,” our Board must affirmatively determine that the Trustee has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The Board evaluated the status of each Trustee who served on our Board during 2022. In its evaluation of Trustee independence, our Board considers all commercial, charitable and other transactions and relationships (including tenure of Board service) that any Trustee or member of his or her immediate family may have with us, with any of our affiliates, or with any of our consultants or advisers. Our Board applies the same criteria for assessing independence for purposes of each of the Audit Committee, Corporate Governance & Nominating Committee and Compensation Committee. Furthermore, in its assessment of a Trustee’s independence for service on the Compensation Committee, our Board considers all factors the Board believes specifically relevant to determining whether the Trustee has a relationship which is material to such Trustee's ability to be independent from management in connection with his or her duties as a member of the Compensation Committee, including but not limited to any compensation payable to such Trustee. In addition, no member of the Audit Committee or Compensation Committee may accept, directly or indirectly, any consulting, advisory or other compensatory fee from us (other than fees for service as a Trustee and member of Board committees) or be an affiliate of us. After broadly considering all facts and circumstances, the Board affirmatively determined that each of our Trustees (other than Mr. Marr) meets the independence requirements of the NYSE because each has no material relationship with us. Our Board determined that Mr. Marr is not independent because of his current position with us as an NEO. 18

Risk Oversight The Audit Committee oversees risks associated with financial and regulatory matters— particularly financial reporting, tax, accounting, cybersecurity, disclosure, internal controls over financial reporting, investment guidelines, material litigation, and credit and liquidity matters. The Compensation Committee oversees risks associated with executive compensation programs and arrangements (including incentive plans) and succession planning. The Corporate Governance & Nominating Committee oversees risks associated with board leadership planning, as well as environmental, social, reputational, and corporate governance matters. CORPORATE GOVERNANCE Risk Management Our Board and the relevant Board Committees (defined below) have oversight of our risk management policies and procedures. In addition, our President and Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Legal Officer are directly responsible for our enterprise risk management function. These officers report to the relevant Board Committees regarding these risks and develop programs and recommendations to control the risks identified. The Board Committees then report their discussions with these officers to the Board. 19 In fulfilling their risk management responsibilities, our NEOs have developed management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, management, and mitigation of critical risks. Not less than quarterly, our NEOs conduct a risk disclosure meeting with members of senior management to discuss financial, legal, regulatory, technology, compliance, and reputational risks. Our NEOs also report directly to the Board on at least an annual basis to apprise them directly of our risk management efforts. Members of our executive and officer teams also participate in the implementation of our risk management policy by conducting regular reviews of all enterprise risk management policies and procedures and recommending revisions to Company controls and policies. Finally, we retain outside consultants to review relevant risks and to recommend policies and programs to minimize the impact of any risks identified in connection with such review. Information Security Risk We face risks associated with security breaches through cyber attacks, cyber intrusions, or otherwise, as well as other significant disruptions of our information technology networks and related systems. The Audit Committee is responsible for overseeing management’s risk assessment and risk management processes designed to monitor and control information security risk. A cross-organizational cyber task force meets regularly and management briefs the Audit Committee on information security matters at least once a year.

CORPORATE GOVERNANCE We have adopted and implemented an approach to identify and mitigate information security risks that we believe are commercially reasonable for real estate companies. We leverage the Center for Internet Security Critical Security Control Framework as the core of our governance program and include additional best practices from the Cloud Security Alliance, vendors, and other sources as necessary. We have not experienced any information security breaches that resulted in significant financial loss. We have insurance coverage designed to help us mitigate cyber risk exposure by offsetting costs involved with recovery and remediation after an information security breach or similar event. We regularly engage independent third parties to test our information security processes and systems as part of our overall enterprise risk management. We also regularly conduct information security training to ensure all employees, including those who may come into possession of confidential financial or personally identifiable information, are aware of information security risks and to enable them to take steps to mitigate such risks. Trustee Share Ownership Guidelines We maintain share ownership guidelines for our Board to ensure that each Trustee maintains a material personal financial stake in the Company, aligning the interests of our Board with the interests of our shareholders. We expect each Trustee to acquire, within five years of his or her appointment, and thereafter to maintain ownership of, common shares having a market value equal to five times the Trustee’s annual base cash retainer. All of our incumbent Trustee candidates with the requisite years of service are in compliance with these guidelines. Communications with the Board Shareholders and other interested parties may communicate with the Board or with the independent Trustees, as a group or individually, by communicating directly with the Chair of the Board. Please send any correspondence in writing to the “Chair of the Board” c/o Secretary of CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355, who will then directly forward your correspondence to the Chair of the Board. The Chair will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board. 20

BOARD COMMITTEE MEMBERSHIP AND MEETINGS Board Meetings Our Board holds regular and special meetings throughout the year. During 2022, the Board held seven meetings, including telephonic meetings. Each Trustee is expected to attend, in person or by telephone, all Board meetings and meetings of Board Committees on which he or she serves. During 2022, each Trustee attended at least 75% of the Board and Board Committee meetings on which he or she served. Pursuant to our Corporate Governance Guidelines, all of our Trustees are expected to attend our annual meetings of shareholders. All of our Trustees then serving on our Board attended our 2022 annual meeting of shareholders. Non-Executive Chair of the Board; Executive Sessions Although our Corporate Governance Guidelines do not require the separation of the roles of Board Chair from the Chief Executive Officer, our Board believes that independent Board leadership is an important corporate governance practice. Since May 2022, Deborah R. Salzberg has served as our Non-Executive Chair of the Board. Christopher P. Marr serves as our President and Chief Executive Officer and as a Trustee. Separating the positions of Board Chair and Chief Executive Officer allows us to achieve independent oversight and evaluation of our senior management and assures effective communication between the Board and senior management on corporate strategy, while simultaneously allowing our Chief Executive Officer to focus on growing our business and implementing our strategic business plans. Our Non-Executive Chair of the Board is charged primarily with: • presiding over meetings of our Board and shareholders, including executive sessions of the independent Trustees; • establishing an agenda and setting the timing and length for each Board meeting in collaboration with our Chief Executive Officer and other Trustees, and meeting with our Chief Executive Officer following each meeting to discuss any open issues and follow-up items; • facilitating and coordinating communication among the independent Trustees and our Chief Executive Officer and an open flow of information between management and our Board; • facilitating and coordinating communication among our shareholders and our Board; • periodically meeting with each independent Trustee; • assisting and consulting with our Chief Executive Officer, as necessary; • coordinating the periodic review of management’s strategic plan; and • performing such other duties and services as our Board may require. Pursuant to our Corporate Governance Guidelines and the independence requirements of the NYSE, in order to promote open discussion among independent Trustees, our Board devotes a portion of each regularly scheduled Board meeting to sessions of independent Trustees without management participation. The Board Chair presides over these sessions. Board Committees Overview The Board has a standing Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee (collectively, the “Board Committees”). All members of these committees are “independent” as that term is defined in the listing standards and other independence requirements of the NYSE. The Board has adopted a written charter for each of its Board Committees. The full text of each charter is available on our investor relations website, investors.cubesmart.com. In addition, each charter is also available in print, free of charge, to any shareholder who requests a copy in writing to Secretary, CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355. 21

BOARD COMMITTEE MEMBERSHIP AND MEETINGS 2022 Board Membership Summary The table below details membership information for each of the Board Committees and the number of meetings held by each committee during 2022. Member Chair 22 Trustee Audit Compensation Corporate Governance and Nominating Piero Bussani Jit Kee Chin Dorothy Dowling John W. Fain Jair K. Lynch John F. Remondi Jeffrey F. Rogatz Deborah R. Salzberg (Board Chair) Meetings in 2022 5 5 4

Overview The principal purposes of the Audit Committee are to assist the Board in the oversight of: • the integrity of our consolidated financial statements; • our compliance with legal and regulatory requirements; • the qualification and independence of our independent registered public accounting firm; • the performance of our internal audit function and independent registered public accounting firm; and • the Company’s risk management policies that relate to the internal financial controls environment, financial reporting and disclosure controls, and cybersecurity. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and is also responsible for reviewing with our independent registered public accounting firm any audit problems or difficulties they encounter during their audit. The Audit Committee is also charged with reviewing our consolidated financial statements, any financial reporting issues, and the adequacy of internal controls with management and our independent registered public accounting firm. The Board determined that Messrs. Remondi (Chair), Fain, and Rogatz are each an “audit committee financial expert” as defined by the rules and regulations of the SEC. Audit Committee Report One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of our consolidated financial statements. Our management team has the primary responsibility for our consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. For fiscal year 2022, KPMG LLP, our independent registered public accounting firm, audited the annual consolidated financial statements prepared by management in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressed an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America. In carrying out its responsibilities, the Audit Committee has reviewed and has discussed our audited consolidated financial statements for the year ended December 31, 2022 with management. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee is also responsible for assisting the Board in the oversight of the qualification, independence, and performance of KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received from KPMG LLP the written disclosures in accordance with the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. In addition, the Audit Committee has determined that KPMG LLP’s provision of non-audit services, and the fees charged for such non-audit services, are compatible with maintaining KPMG LLP’s independence. Based on the reviews and discussions described above, the Audit Committee recommended to the Board that our audited consolidated financial statements for fiscal year 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022. Respectfully submitted, The Audit Committee of the Board of Trustees John F. Remondi (Chair) Jit Kee Chin John W. Fain Jeffrey F. Rogatz AUDIT COMMITTEE 23

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”) that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing. Fees Paid to Independent Registered Public Accounting Firm The following table summarizes the fees billed by KPMG LLP for services rendered during, or in connection with, our 2022 and 2021 fiscal years. 2022 2021 Audit fees (1) $ 1,065,000 $ 1,285,000 Audit-related fees - - Tax fees (2) $ 474,100 $ 473,050 All other fees (3) $ 1,780 $ 1,780 Total $ 1,540,880 $ 1,759,830 (1) Audit fees include fees for professional services provided in connection with the annual audits of the Company's consolidated financial statements and internal control over financial reporting, reviews of the Company's interim consolidated financial statements included in quarterly reports on Form 10-Q, consents related to registration statements and the issuance of comfort letters. (2) Tax fees relate to tax compliance and consulting services. (3) All other fees represent license fees for accounting research software. All audit and permissible non-audit services provided by KPMG LLP were approved by the Audit Committee, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, which concluded that the services provided were compatible with KPMG LLP’s independence. Pre-Approval Policies and Procedures The Audit Committee’s policy is to review and pre-approve, either pursuant to the Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of our independent registered public accounting firm to provide any audit or permissible non-audit service to us. Pursuant to the Pre-Approval Policy, which is reviewed and reassessed annually by the Audit Committee, a list of specific services including audit, audit-related, tax and other services are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chair to specifically pre-approve engagements for the performance of audit and permissible non-audit services, for which the estimated cost for each specified type of service shall not exceed $200,000. The chair must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement, including (a) the type of services covered by the engagement, (b) the dates the engagement is scheduled to commence and terminate, (c) the estimated fees payable by us pursuant to the engagement, (d) other material terms of the engagement, and (e) such other information as the Audit Committee may request. AUDIT COMMITTEE 24

COMPENSATION COMMITTEE The principal purposes of the Compensation Committee are to: • review and approve our corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine and approve, either as a committee or with our other independent Trustees, the appropriate level and structure of the Chief Executive Officer’s compensation; • determine and approve, either as a committee or together with our other independent Trustees, the compensation of the other NEOs; • review, assess and recommend a succession plan for our Chief Executive Officer; • make recommendations to the Board regarding compensation of Trustees; and • recommend, implement, and administer our incentive and equity-based compensation plans. The Compensation Committee’s primary responsibility is to determine and implement our compensation policies and practices. In connection with its review of compensation levels and structure, the Compensation Committee has authority to recommend approval by the Board of grants of equity-based awards to our NEOs, officers and employees. The Board, however, has the ultimate authority to approve grants of equity-based awards to our NEOs, officers and employees. With respect to compensation of our NEOs other than our Chief Executive Officer, the Compensation Committee considers recommendations made by our Chief Executive Officer. In addition, the Board has delegated to our Chief Executive Officer the authority to make one-time grants of equity-based awards to non-executive, newly hired or promoted, non-officer level employees in an amount not to exceed the equivalent of $100,000. Our Chief Executive Officer must regularly report to the Compensation Committee information concerning the grants that are made pursuant to this authority. The Board has not delegated authority with respect to NEO or Trustee compensation to any other group or person. In evaluating executive compensation, the Compensation Committee is authorized to retain and to authorize fees and other terms of engagement for advisors such as, but not limited to, compensation consultants and legal counsel. The Compensation Committee also has authority to delegate matters to one or more subcommittees as it deems necessary and appropriate. Since 2011, the Compensation Committee has retained FW Cook to review our compensation and benefits program, analyze competitive market compensation practices, develop our compensation peer group, and make recommendations relating to our executive compensation programs. The Compensation Committee assessed the independence of FW Cook under NYSE rules and concluded that the firm’s work for the Compensation Committee does not raise any conflict of interest. Factors considered by the Compensation Committee include: (i) whether other services are provided to us by FW Cook or its representatives; (ii) the amount of fees received by FW Cook from us as a percentage of its total revenue; (iii) policies of FW Cook designed to prevent conflicts of interest; (iv) whether FW Cook or its representatives have any business or personal relationship with any member of the Compensation Committee; (v) whether FW Cook or its representatives own any of our securities; and (vi) whether FW Cook or its representatives have any business or personal relationship with any of our NEOs. The Compensation Committee has the authority to make recommendations to the Board regarding Trustee compensation levels and structure. The Board, however, has the ultimate authority to approve Trustee compensation levels and grants of equity-based awards to our Trustees. The Compensation Committee currently consists of Ms. Dowling (Chair) and Messrs. Bussani, Remondi and Rogatz. Each member of the Compensation Committee is independent within the meaning of the listing standards and other independence requirements of the NYSE. None of the members of the Compensation Committee, during 2022 or as of the date of this proxy statement, is or has been an officer or employee of ours and no NEO of ours served on the Compensation Committee or board of any company that employed any member of our Compensation Committee or Board. 25

CORPORATE GOVERNANCE & NOMINATING COMMITTEE Overview The principal purposes of the Corporate Governance & Nominating Committee are to: • identify individuals that are qualified to serve as Trustees; • recommend such individuals to the Board, either to fill vacancies that occur on the Board from time to time or in connection with the selection of Trustee nominees for each annual meeting of shareholders; • periodically assess the size of the Board to ensure the Board can effectively carry out its obligations; • develop, recommend, implement, and monitor the Corporate Governance Guidelines and the Code of Business Conduct and Ethics adopted by the Board; • review any related party transactions and procedures for evaluating and approving such transactions; • oversee the evaluation of the Board and Board Committees; • ensure that the Company is in compliance with all corporate governance requirements under the NYSE listing requirements and applicable securities laws; • review and assess risks and exposures associated with the Company’s corporate policies and practices related to sustainability, corporate social responsibility, and corporate governance matters; and • review and assess risks and exposures associated with the leadership of the Board and any Board Committees. Trustee Qualifications, Recruitment & Nominations Our Board believes that its membership should consist of individuals with sufficiently diverse and independent backgrounds and with the appropriate expertise required to serve as a director of the Company. The Corporate Governance & Nominating Committee is responsible for ensuring that the Board meets this objective and is responsible for reviewing the qualifications of potential trustee candidates and recommending trustee candidates to be nominated for election to the Board. In considering potential candidates for trustee, the Committee considers the entirety of each candidate’s qualifications and credentials. Qualifications and credentials for consideration as a trustee nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for trustee must possess: • the highest professional and personal ethics and values; • a commitment to enhancing shareholder value; • broad experience at the policy-making level in business, government, education, technology or public interest; • an ability to provide insights and practical wisdom based on their experience and expertise; • a willingness and ability to devote adequate time and resources to diligently perform Board duties; service on other boards of public companies (in addition to the Company) should be limited to a reasonable number not to exceed three, provided that, in the case of the Chief Executive Officer, service on other boards (in addition to the Company) should not exceed two; • a reputation, both personal and professional, consistent with the image and reputation of the Company; • an ability to exercise sound judgment and to make independent analytical inquiries; and • an ability and commitment to comply with all policies of the Company applicable to Trustees. In addition to the minimum qualifications listed above, the Corporate Governance & Nominating Committee believes that there are other qualities and skills that, while not a prerequisite for nomination, should be considered when identifying potential nominees. These factors include: 26

CORPORATE GOVERNANCE & NOMINATING COMMITTEE • whether the person possesses specific expertise and familiarity with general issues affecting our business; • whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC; • whether the person would qualify as an “independent” Trustee under the listing standards and other independence requirements of the NYSE and our corporate governance guidelines; • the importance of continuity of the existing composition of the Board; and • the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise. The Corporate Governance & Nominating Committee will seek to identify Trustee candidates based on input provided by a number of sources, including (a) Corporate Governance & Nominating Committee members, (b) other members of the Board, (c) the internal search process of the corporate secretary, (d) our shareholders, and (e) other interested parties. The Corporate Governance & Nominating Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified Trustee candidates, and does so from time to time. As part of the identification process, the Corporate Governance & Nominating Committee determines the optimal size of the Board, assessing the future needs based on anticipated Trustee vacancies, the value of specific industry expertise and the willingness of existing Trustees to continue to serve as Trustees if re-nominated. Once a Trustee candidate has been identified, the Corporate Governance & Nominating Committee will evaluate the candidate in light of his or her qualifications and credentials, and any additional factors that it deems necessary or appropriate, including, without limitation, the completion of a D&O Questionnaire and a background check. Existing Trustees who are being considered for re-nomination are re-evaluated as part of the Corporate Governance & Nominating Committee’s process of recommending Trustee candidates. The Corporate Governance & Nominating Committee will consider all persons recommended by shareholders in the same manner as all other Trustee candidates provided that such recommendations are submitted in accordance with the procedures set forth in the Bylaws. For more information see the section entitled “Other Matters — Shareholder Proposals and Nominations for the 2024 Annual Meeting” below. After completing the identification and evaluation process described above, the Corporate Governance & Nominating Committee recommends to the Board the nomination of a number of candidates equal to the number of Trustees expected to be elected at the next annual meeting of shareholders. The Board selects the Trustee nominees for shareholders to consider and vote upon at the annual meeting. Our Bylaws provide for a proxy access right, which enables eligible shareholders to include their nominees for election as Trustees in our proxy materials for annual meetings. The proxy access provisions of our Bylaws permit up to 20 shareholders owning at least three percent of our common shares continuously for at least three years to nominate the greater of (i) two Trustees or (ii) 20 percent of the number of Trustees in office as of the last day on which a proxy access notice of a nomination may be delivered in accordance with the Bylaws. During 2022, the Corporate Governance & Nominating Committee consisted of Mr. Bussani (Chair), Ms. Dowling and Messrs. Fain and Lynch. Each member of the Corporate Governance & Nominating Committee is independent under the listing standards and other independence requirements of the NYSE. 27

NAMED EXECUTIVE OFFICERS Set forth below is background information on each of our NEOs other than Mr. Marr, whose background is described above under “Details of Trustee Nominees.” Timothy M. Martin Age: 52 Chief Financial Officer and Treasurer Mr. Martin has served as our Chief Financial Officer and Treasurer since 2008. Mr. Martin served as our Senior Vice President and Chief Accounting Officer from 2006 to 2008. He previously was employed by Brandywine Realty Trust from 1997 to 2006, serving in various roles including Principal Financial Officer, Chief Accounting Officer and Director of Financial Analysis. Prior to joining Brandywine, Mr. Martin served as a member of the audit staff of Arthur Andersen, LLP’s Philadelphia office, specializing in real estate. Joel D. Keaton Age: 53 Chief Operating Officer Mr. Keaton has served as our Chief Operating Officer since 2020. From 2014 to 2019, he served as our Senior Vice President of Operations. Mr. Keaton joined the Company in 2010 as Director of Revenue Management and in 2011 was promoted to Vice President of Marketing. Prior to joining the Company, Mr. Keaton served as Vice President of Operations at United Stor-All Management from 2006 to 2010. From 1993 to 2006, Mr. Keaton worked in various operations-related roles at Storage USA and its successor, Extra Space Storage. Jeffrey P. Foster Age: 53 Chief Legal Officer and Secretary Mr. Foster has served as our Chief Legal Officer and Secretary since 2009. From 2003 to 2009, he served as Senior Vice President of Real Estate Transactions and Associate General Counsel of Gramercy Property Trust. Prior to joining Gramercy Property Trust, Mr. Foster was an associate with Morgan, Lewis & Bockius LLP from 1999 to 2003. Average NEO Experience 15 Years with CubeSmart 21 Years in self storage 22 Years at publicly traded REITs 28

NAMED EXECUTIVE OFFICER COMPENSATION Compensation Discussion & Analysis This Compensation Discussion & Analysis describes our executive compensation programs, including the oversight of such programs by our Compensation Committee and the rationale and processes used to determine the compensation for the Company’s NEOs and provides a detailed description of those programs. This Compensation Discussion & Analysis, which may include forward-looking statements, should be read together with the compensation tables and related disclosures that follow this section. Overview The Compensation Committee sets corporate goals and objectives with respect to executive compensation, evaluates performance against those goals and objectives, and determines the appropriate level and structure of executive compensation based on its evaluation. In carrying out these duties during 2022, the Compensation Committee considered analyses prepared by its independent compensation consultant FW Cook. Philosophy and Objectives We desire to build and maintain a superior executive management team to forge our business strategy and lead us to profitable growth. We believe success in accomplishing these goals will, in part, depend on the effectiveness of our executive compensation programs, which are designed to compensate and reward NEOs for the achievement of corporate goals and desired business results and for their individual contributions in the execution of our business strategy. We strive for excellence in corporate and individual performance by tying a significant portion of overall executive compensation to the achievement of our corporate goals. The Compensation Committee believes that the most effective executive compensation programs are designed to reward the achievement of specific annual, long-term, and strategic goals that align executives’ interests with those of the shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. Executive Compensation Goals Attract and retain the best possible executive talent Link compensation to short-and long-term performance goals Encourage superior performance for all individual NEOs 29

NAMED EXECUTIVE OFFICER COMPENSATION 2022 Executive Compensation Program The Compensation Committee engaged FW Cook, an independent compensation consultant, to review our existing compensation and benefits program, analyze competitive market compensation practices, and make recommendations on our 2022 executive compensation program to achieve the objectives described above. Representatives of FW Cook were present at several of the Compensation Committee’s meetings and also met with the Compensation Committee in executive session, where no members of management were present. As part of its process of designing and evaluating the competitiveness of our compensation program, the Compensation Committee, after considering the input of FW Cook, identified a peer group of companies for purposes of competitive market comparisons. This peer group is comprised of equity REITs with comparable market capitalizations and who, therefore, compete for executive talent with us. The 2022 peer group, detailed below, includes 20 REITs with a median equity market capitalization as of July 1, 2022 of $9.38 billion. The Compensation Committee reviewed and discussed the compensation data compiled by FW Cook related to this peer group. After considering this data, the desire to retain a superior executive management team, and the tenure and caliber of our NEOs, the Compensation Committee established the 2022 compensation program. 30 A meaningful portion of compensation is linked to operational, strategic and shareholder return goals. No employment agreements. Portions of compensation are linked to both annual (short-term) and multi-year (long-term) performance goals. No guaranteed salary increases or minimum bonuses. Two-thirds of our long term incentive compensation (options and performance units) is based on forward-looking performance. No dividends or dividend equivalents are paid on unearned performance-based shares. Our equity awards vest over a period of not less than three years. No perquisites that are not available to all officers of the Company. Severance payments are double-triggered - a change of control must be accompanied by a qualifying termination. No defined benefit or supplemental retirement plans. All officers are subject to material share ownership guidelines. No pledging or hedging of our securities. An independent compensation consultant (FW Cook) is retained. No repricing underwater options or share appreciation rights. What We Do: What We Don't Do:

NAMED EXECUTIVE OFFICER COMPENSATION The 2022 peer group reflects certain changes to the 2021 peer group. Specifically, Extended Stay America was removed because it is no longer a public company. Veris Residential and Washington REIT were removed due to significant reductions in market capitalization at those companies. Six REITs with comparable market capitalization and revenue were added to the peer group. Listed below are the companies that comprised our 2022 peer group: 2022 Company Peers American Campus Communities Extra Space American Homes 4 Rent Federal Realty Investment Trust Apartment Income REIT Highwoods Properties Apple Hospitality REIT Life Storage Brandywine Realty Mid-America Apartment Communities Brixmor Property Group SBA Communications Camden Property Trust Sun Communities Choice Hotels International Tanger Factory Outlet Centers Corporate Office Properties UDR Equity LifeStyle Properties VICI Properties The Compensation Committee uses data provided by FW Cook to assess industry practices overall and to provide comparisons regarding individual positions. The Compensation Committee has generally focused on the median of the peer group as an approximate target in setting overall compensation amounts for each NEO, though it also applies its own judgment after consulting with FW Cook and considering the specific responsibilities, tenure, and attributes of each of our NEOs. The decisions of the Compensation Committee are not mandated by any specific correlation to the peer group, but also reflect the Compensation Committee’s views of competitive practice, individual role and performance, our operating performance, and internal equity among our executive management team. In considering executive compensation decisions, the Compensation Committee also reviews tally sheets prepared for each NEO. The tally sheets present the dollar amounts of each component of compensation awarded to the NEOs, including base salary, annual incentive, outstanding equity awards, defined contribution retirement plan, potential payments under the CubeSmart Executive Severance Plan (the “Severance Plan”), perquisites, and other benefits. The overall purpose of the tally sheets is to bring together, in one place, all of the elements of actual and potential future compensation in certain circumstances so that the Compensation Committee may analyze both the individual elements of compensation (including the compensation mix), as well as the total amount of compensation. The Compensation Committee also considered the 91% shareholder vote in support of the Company’s executive compensation program, as reflected in the shareholders’ adoption of an advisory resolution approving executive compensation contained in the 2022 proxy statement. Considering all these factors, the Compensation Committee concluded that no changes were required to be made to the overall structure of the Company’s 2022 executive compensation program. 31

NAMED EXECUTIVE OFFICER COMPENSATION After evaluating the foregoing factors and in consultation with FW Cook, the Compensation Committee recommended the following compensation adjustments for our NEOs. Long-Term Incentive Target Christopher P. Marr 2021 $ 800,000 150% $ 4,100,000 2022 $ 850,000 150% $ 4,100,000 Timothy M. Martin 2021 $ 480,000 100% $ 1,040,000 2022 $ 500,000 100% $ 1,200,000 Joel D. Keaton 2021 $ 425,000 90% $ 600,000 2022 $ 440,000 95% $ 720,000 Jeffrey P. Foster 2021 $ 415,000 90% $ 490,000 2022 $ 440,000 90% $ 550,000 NEO Year Salary Annual Incentive Target Overview of Compensation Components Our executive compensation program consists of three principal components: salary, annual incentive compensation, and long-term incentive compensation. The design and objective of each component of our 2022 executive compensation is set forth below. 32

NAMED EXECUTIVE OFFICER COMPENSATION Salary Salary is the fixed component of pay and is intended to provide a base level of compensation for our NEOs. Factors considered in determining base salaries include the NEO’s scope of responsibilities, a market competitive assessment of similar roles at a peer group of real estate companies, and the performance of the individual NEO. Any increases to the base salaries of our NEOs, other than our Chief Executive Officer, are set by the Compensation Committee after discussions with, and recommendations by, our Chief Executive Officer regarding each individual’s accomplishments, areas of strength, and opportunities for development. Any increase to the base salary of our Chief Executive Officer is set after each Trustee completes a performance evaluation of the Chief Executive Officer, the results of which are summarized and reviewed by the Chair of the Compensation Committee with Compensation Committee members and with the Chief Executive Officer. In addition, the Compensation Committee considers the linkage of base salaries to other elements of our compensation that are tied to salaries such as severance, change in control benefits, and annual incentive targets. After review and discussion, the Compensation Committee set the salaries for 2022 of our NEOs as follows: Christopher P. Marr $ 850,000 6.3% Timothy M. Martin $ 500,000 4.2% Joel D. Keaton $ 440,000 3.5% Jeffrey P. Foster $ 440,000 6.0% NEO Percentage Increase over Prior Year Salary 33

NAMED EXECUTIVE OFFICER COMPENSATION Annual Incentive Annual incentive compensation enables us to align the NEOs to common goals while recognizing individual performance. In February 2022, the Compensation Committee approved a targeted annual incentive opportunity for each NEO that correlated to specific performance objectives involving financial results, execution of strategy and individual goals. The Compensation Committee also approved incentive payout percentages as follows: threshold 50%; target 100%; and maximum 200%. The following charts detail the performance objectives, weighting, and results of each component for the 2022 annual incentive compensation: 34 (1) FFO and NOI are non-GAAP financial measures. See appendix to this proxy statement for a discussion of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.

NAMED EXECUTIVE OFFICER COMPENSATION 35 In addition to the above goals, individual goals were weighted 10%. Individual goals were focused on technological enhancements, operational efficiencies, communication improvements, people initiatives and workplace culture, development and enhancement of revenue streams, expense management and other items. The Compensation Committee determined that each of our NEOs achieved between the target and maximum levels of their respective individual goals, resulting in a 125% payout for this component of incentive compensation for Messrs. Marr, Martin and Keaton and a 150% payout for this component of incentive compensation for Mr. Foster. Pursuant to the objectives and results detailed above, the following table details each NEO’s annual incentive opportunity and actual payout for 2022. Christopher P. Marr $ 850,000 150% $ 1,275,000 $ 2,097,375 Timothy M. Martin $ 500,000 100% $ 500,000 $ 822,500 Joel D. Keaton $ 440,000 95% $ 418,000 $ 687,610 Jeffrey P. Foster $ 440,000 90% $ 396,000 $ 661,320 NEO Target Payout Actual Payout Salary Target Annual Incentive Opportunity as % of Salary

NAMED EXECUTIVE OFFICER COMPENSATION Long-Term Equity Incentive We believe that long-term incentive compensation helps to emphasize retention, provide leverage opportunities, and promote alignment with shareholder interests. The components of our long-term equity incentive compensation are as follows (each representing 1/3 of the award): Restricted Shares have a value equal to the closing price of our common shares on the day of the grant. The restricted shares vest ratably over three years beginning on the first anniversary of the date of grant. Dividends are paid on restricted shares prior to vesting. Because we are a REIT, dividends are a key component of our total shareholder return. The compensation committee believes that allowing dividends to be paid on outstanding restricted shares further promotes the alignment of NEO goals with shareholder interests. Performance Units represent the right to earn common shares. The measurement period for these units is three years. The number of common shares, if any, deliverable to award recipients depends on our total shareholder return (measured by reference to the change in our share price plus dividends) over the measurement period compared to the total shareholder return for a peer group consisting of all equity real estate investment trusts. At the end of the measurement period, the number of base units then represented by the performance units will be converted into common shares, provided that our total shareholder return ranking among the peer group is at or above the 25th percentile. If our ranking is below the 25th percentile, then the conversion factor will be zero, no common shares will be awarded, and the performance units will lapse. At any ranking at or above the 25th percentile and up to and including the 50th percentile, the multiplier will be determined through a straight-line interpolation and the conversion factor would be between 50% and 100%. At any ranking above the 50th percentile and below the 75th percentile, the multiplier will be determined through a straight-line interpolation and the conversion factor would be between 100% and 200%. At any ranking at or above the 75th percentile, the multiplier is fixed at two. Thus, if our ranking places us at or above the 75th percentile, the payment will be based on the product of the award recipient’s base units multiplied by two. Stock Options vest ratably over three years beginning on the first anniversary of the date of grant. The stock options have a term of 10 years and an exercise price equal to the closing price of our common shares on the date of the grant, which is typically January 1. 36

NAMED EXECUTIVE OFFICER COMPENSATION In January 2022, the Compensation Committee awarded a target grant level for long-term incentive compensation for each NEO as follows: Christopher P. Marr $ 4,100,000 24,015 16,424 154,775 Timothy M. Martin $ 1,200,000 7,029 4,807 45,300 Joel D. Keaton $ 720,000 4,217 2,884 27,180 Jeffrey P. Foster $ 550,000 3,221 2,203 20,763 NEO Restricted Shares Performance Units (at target) Grant Stock Options Final Results of 2020 Performance Units We granted performance units in 2020 that are earned based on our relative total shareholder return on substantially the same terms as described above for the 2022 performance units. The measurement period for the performance units awarded to our NEOs on January 1, 2020 ended on December 31, 2022. Over this measurement period, our total shareholder return was in the 94th percentile for the relevant peer group, above the maximum goal. Therefore, the multiplier for these performance units was fixed at two. The following table details the target and actual achieved awards for the 2020 performance units: Christopher P. Marr 27,221 54,442 Timothy M. Martin 6,846 13,692 Joel D. Keaton 4,124 8,248 Jeffrey P. Foster 3,918 7,836 NEO Actual Achieved Award of Performance Units (1) Target Award of Performance Units (1) Each NEO also received shares representing the value of the dividends that would have been earned over the measurement period for the awarded performance units as follows: Mr. Marr, 6,227 shares; Mr. Martin, 1,567 shares; Mr. Keaton, 944 shares and Mr. Foster, 896 shares. 2023 Compensation Actions The Compensation Committee, taking into consideration the views of FW Cook, maintained the same peer group used in 2022. FW Cook prepared compensation data from this peer group. After reviewing this data, the Compensation Committee determined that competitive adjustments should be made to our NEO compensation. These adjustments are designed to reflect the market for executive talent, the growth of the Company, and the performance and responsibilities of each NEO. 37

NAMED EXECUTIVE OFFICER COMPENSATION The table below sets forth the base and target compensation levels for 2022 and 2023 for each component of the Company’s NEO compensation program. Long-Term Incentive Target Christopher P. Marr 2022 $ 850,000 150% $ 4,100,000 2023 $ 884,000 165% $ 4,100,000 Timothy M. Martin 2022 $ 500,000 100% $ 1,200,000 2023 $ 550,000 125% $ 1,550,000 Joel D. Keaton 2022 $ 440,000 95% $ 720,000 2023 $ 500,000 125% $ 975,000 Jeffrey P. Foster 2022 $ 440,000 90% $ 550,000 2023 $ 484,000 100% $ 650,000 NEO Year Salary Annual Incentive Target Other Compensation Elements Deferred Compensation Benefits: The CubeSmart Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) permits employees with the title of Senior Divisional Vice President and Vice President or above, including our NEOs, to defer receipt of all or a portion of their salary and annual incentive and have that deferred compensation credited to accounts until distributed in accordance with qualified employee elections. Under the Deferred Compensation Plan, we credit to each participant’s account a matching deferred compensation amount that is equal to the difference between the total matching contribution we would have made under our 401(k) plan without regard to the limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”) and the actual matching contribution that we make under the 401(k) plan. See page 46 for details. Perquisites and Personal Benefits: During 2022 and consistent with Company benefit plans applicable to all employees, we provided medical coverage, life insurance equal to the lesser of the NEO’s base salary or $500,000, and a company car to each of our NEOs. In addition, the Company arranged for long-term disability insurance coverage, the premium for which is paid by each of our NEOs and then reimbursed by the Company. While these benefits were not tied to any formal performance criteria, they were intended to serve as part of a competitive total compensation program. Additional Compensation Principles Risk Guidelines: The structure of our compensation policies and practices is designed to direct our NEOs towards key long-term goals in the areas of strategy, operations, financial performance, risk mitigation, and individual development. By focusing on the long-term achievement of corporate and personal goals, we discourage our NEOs from engaging in unnecessary and excessive risk-taking. We maintain strong internal financial controls and use effective management processes for developing strategic and annual operating plans and employee development programs. As a result of our compensation policies and practices, we have concluded that we are not encouraging or creating risks that are reasonably likely to have a material adverse effect on the Company. Policy on the Grant of Equity Awards: The Board adopted a Policy Statement on the Grant of Equity Awards (the “Equity Grant Policy”) to ensure compliance with relevant rules and regulations and adherence to current corporate governance practices. The Equity Grant Policy provides that the Board has sole authority to approve equity awards to our Trustees and our NEOs. The Equity Grant Policy further provides that the grant date shall be no earlier than the 38

NAMED EXECUTIVE OFFICER COMPENSATION date of the meeting at which the award is approved by the Board or the Compensation Committee, as the case may be. With respect to new hires, the date of the award shall be the later of the first date of employment or the date that any required approval for the grant is obtained from the Board or Compensation Committee. Under no circumstances will the grant date for any equity award be earlier than the date that the award is approved. The exercise price of option awards shall be the closing price for our common shares on the date of grant. Share Ownership Guidelines: We maintain share ownership guidelines for all of our officers to ensure that each Company officer maintains a material personal financial stake in the Company, aligning the interests of management with the interests of our shareholders. We expect each Company officer to acquire, within five years of his or her appointment, and thereafter to maintain ownership of, common shares having a market value equal to: five times annual base salary for the President and Chief Executive Officer; three times annual base salary for the Chief Financial Officer, Chief Operating Officer, and Chief Legal Officer; 1.75 times annual base salary for all Senior Vice Presidents and other executive officers; and 0.75 times annual base salary for all other officers. All shares directly owned and all vested restricted shares are considered for the share ownership guidelines. Unvested restricted shares and performance units, as well as unexercised options, are not considered for the guidelines. The Board annually reviews progress toward achieving these ownership levels for the NEOs. In February 2022, the Board reviewed achievement levels and determined that each of our NEOs met or exceeded the applicable ownership levels. Compensation Recovery: We have not adopted a policy that provides for recovery of a cash compensatory award if a performance measure used to calculate a cash award is subsequently adjusted in a manner that would have reduced the size of the award. If we were to experience such an adjustment, our Compensation Committee would assess the circumstances relating to the adjustment and take such action as it believes to be appropriate, including, potentially, an action to recover the excess portion of the award. The Compensation Committee intends to adopt a compensation recovery policy consistent with the regulations adopted by the SEC and the listing standards adopted by the NYSE. In the interim, the Compensation Committee has adopted the following policy to recover any equity-based compensatory award: If it is determined by our Board that [Recipient’s] gross negligence, intentional misconduct or fraud caused or partially caused the Company to have to restate all or a portion of its financial statements, the Board, in its sole discretion, may, to the extent permitted by law and to the extent it determines in its sole judgment that it is in the best interests of the Company to do so, require repayment of any shares delivered to [Recipient] pursuant to this agreement or to effect the cancellation of unvested shares. Hedging and Pledging Limitations: Our NEOs and Trustees, as well as all employees with the title of Director or above (inclusive of Divisional and Senior Divisional Vice Presidents) are prohibited from hedging their ownership or offsetting any decline in the market value of our shares, including by trading in publicly-traded options, puts, calls and other derivative instruments related to our shares. They are also prohibited from pledging Company securities. Retirement Provisions for Equity Incentive Compensation: The equity award agreements for our NEOs provide for the continued vesting of awards in the event of retirement after reaching the age of 60 and having completed 10 years of service with the Company. None of our NEOs currently qualify for this retirement provision. 39

NAMED EXECUTIVE OFFICER COMPENSATION Compensation Committee Report The Compensation Committee reviewed and discussed with management the Compensation Discussion & Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC. Respectfully submitted, The Compensation Committee of the Board of Trustees Dorothy Dowling (Chair) Piero Bussani John F. Remondi Jeffrey F. Rogatz Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing. CEO Pay Ratio As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information for the year ended December 31, 2022: • The median of the annual total compensation of all employees of our company (other than our Chief Executive Officer), was $33,538; and the annual total compensation of Mr. Marr, our Chief Executive Officer was $7,288,676. • Based on this information for 2022, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was 217 to 1. We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and Chief Executive Officer: • We determined our employee population as of December 31, 2022, which was 2,804, including all full-time, part-time, temporary or seasonal employees employed on that date. • To find the median of the annual total compensation of our employees (other than our Chief Executive Officer), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2022. In making this determination, we annualized compensation for full-time and part-time permanent employees who were employed on December 31, 2022 but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees. • We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation. • After identifying the median employee, we added together all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $33,538. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table appearing in this proxy statement, which is also in accordance with the requirements of Item 402(c)(2)(x). 40

NAMED EXECUTIVE OFFICER COMPENSATION 41 Summary Compensation Table The following table sets forth the summary compensation of the NEOs of the Company for the years ended December 31, 2022, 2021, and 2020: Christopher P. Marr 2022 $ 850,000 $ 2,733,335 $ 1,366,663 $ 2,097,375 $ 241,303 $ 7,288,676 2021 $ 800,000 $ 2,733,354 $ 1,366,665 $ 2,191,200 $ 226,439 $ 7,317,658 2020 $ 775,000 $ 2,200,008 $ 1,099,998 $ 1,524,497 $ 207,507 $ 5,807,010 Timothy M. Martin 2022 $ 500,000 $ 800,010 $ 399,999 $ 822,500 $ 128,002 $ 2,650,511 2021 $ 480,000 $ 693,332 $ 346,665 $ 876,480 $ 113,002 $ 2,509,479 2020 $ 465,000 $ 553,325 $ 276,667 $ 653,356 $ 107,199 $ 2,055,547 Joel D. Keaton 2022 $ 440,000 $ 479,967 $ 239,999 $ 687,610 $ 101,088 $ 1,948,664 2021 $ 425,000 $ 400,013 $ 199,999 $ 698,445 $ 86,525 $ 1,809,982 2020 $ 400,000 $ 333,306 $ 166,665 $ 505,824 $ 82,683 $ 1,488,478 Jeffrey P. Foster 2022 $ 440,000 $ 366,619 $ 183,337 $ 661,320 $ 102,922 $ 1,754,198 2021 $ 415,000 $ 326,662 $ 163,332 $ 682,011 $ 82,032 $ 1,669,037 2020 $ 382,000 $ 316,671 $ 158,332 $ 483,062 $ 75,578 $ 1,415,643 Chief Legal Officer and Secretary Chief Operating Officer Total Chief Financial Officer and Treasurer President and Chief Executive Officer Non-Equity Incentive Plan Compensation (2) All Other Compensation (3) Option Awards NEO Year Salary (1) Share Awards (1) (1) The amounts reported in the Share Awards and Option Awards columns represent the grant date fair value of restricted shares, performance units and option awards granted to the NEOs under our equity incentive plans. Such amounts were calculated in accordance with the provisions of FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Please refer to Note 16, “Share-Based Compensation Plans,” in the Notes to Consolidated Financial Statements included in our most recent Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 24, 2023 for the relevant assumptions used to determine the grant date fair value of our share and option awards. The value of each of the awards granted to the NEOs in 2022 is listed in the table captioned “Grants of Plan-Based Awards.” (2) Represents annual incentive cash compensation. For a detailed description of the annual incentive awards see “Annual Incentive” in the section of this proxy statement entitled “Compensation Discussion & Analysis.” (3) The amounts reported in the All Other Compensation column represent, for each NEO, the sum of (a) the aggregate incremental cost to us of all perquisites and other personal benefits, including personal use of a company car and medical insurance; (b) the amounts contributed by us to the CubeSmart, L.P. 401(k) Retirement Savings Plan; (c) the amounts contributed by us to the Deferred Compensation Plan; and (d) the dollar value of dividends on unvested restricted shares. The aggregate incremental cost to us to provide a company car is based on the actual lease cost incurred for the automobile provided to each of the NEOs plus expenses for fuel, maintenance, and insurance. In calculating the reported amounts, we disregarded business usage and assumed 100 percent personal usage. The aggregate incremental cost of medical insurance is based on the difference between the actual premiums we paid for medical insurance for the NEOs and the actual average cost we incurred in providing family medical coverage for our general employee population. The dollar value of dividends on vested and deferred shares is not contemplated in the amounts above. Prior period amounts have been adjusted to conform to this presentation. Listed in the table below are the dollar values of the amounts reported in this column for 2022.

Christopher P. Marr $ 21,913 $ 8,750 $ 88,542 $ 13,369 $ 107,964 $ 765 Timothy M. Martin $ 21,913 $ 8,750 $ 44,905 $ 22,715 $ 28,954 $ 765 Joel D. Keaton $ 21,913 $ 8,750 $ 35,840 $ 16,709 $ 17,111 $ 765 Jeffrey P. Foster $ 21,913 $ 8,750 $ 36,221 $ 21,277 $ 13,996 $ 765 Long-Term Disability Insurance NEO Company Car Company Match in 401(k) Plan Medical Insurance Dividends on Unvested Restricted Shares/Units Company Contributions to Deferred Compensation Plan NAMED EXECUTIVE OFFICER COMPENSATION 42

NAMED EXECUTIVE OFFICER COMPENSATION Grants of Plan-Based Awards The following table and narrative provide information about plan-based awards granted during 2022 to the NEOs. These awards consist of annual cash incentives, restricted shares, performance units, and options. NEO/Award Grant Date Threshold Target Max Threshold Target Max Cash Incentive 637,500 1,275,000 2,550,000 Restricted Shares 1/1/2022 24,015 1,366,694 Performance Units 1/1/2022 8,212 16,424 32,848 1,366,641 Stock Options 1/1/2022 154,775 56.91 1,366,663 Cash Incentive 250,000 500,000 1,000,000 Restricted Shares 1/1/2022 7,029 400,020 Performance Units 1/1/2022 2,404 4,807 9,614 399,990 Stock Options 1/1/2022 45,300 56.91 399,999 Cash Incentive 209,000 418,000 836,000 Restricted Shares 1/1/2022 4,217 239,989 Performance Units 1/1/2022 1,442 2,884 5,768 239,978 Stock Options 1/1/2022 27,180 56.91 239,999 Cash Incentive 198,000 396,000 792,000 Restricted Shares 1/1/2022 3,221 183,307 Performance Units 1/1/2022 1,102 2,203 4,406 183,312 Stock Options 1/1/2022 20,763 56.91 183,337 Christopher P. Marr Jeffrey P. Foster All Other Share Awards (#) All Other Option Awards: Number of Securities Underlying Options (#) Grant Date Fair Value of Share and Option Awards ($) (3) Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1) Estimated Future Payouts Under Equity Incentive Plan Awards (#) (1) (2) Exercise or Base Price of Option Awards ($) Timothy M. Martin Joel D. Keaton (1) Listed in these columns are the potential awards at each stated level of performance for the annual incentive compensation under our executive compensation program. For a detailed description of the annual incentive awards see “Annual Incentive” in the section of this proxy statement entitled “Compensation Discussion & Analysis.” The “Threshold” column represents the minimum amount payable when threshold performance is met. The “Target” column represents the amount payable if the specified performance targets are reached. The “Max” column represents the maximum payment possible. See the “Summary Compensation Table” for the actual amounts paid to each NEO for the 2022 annual cash incentive compensation. (2) These columns represent the potential number of shares that can be earned under the 2022 performance units, which have a performance period ending on December 31, 2024. 43

NAMED EXECUTIVE OFFICER COMPENSATION (3) This column reflects the grant date fair value of the equity awards in accordance with FASB ASC Topic 718 but excludes forfeiture assumptions related to service-based vesting conditions in accordance with SEC rules. Outstanding Equity Awards The following table sets forth outstanding equity awards held by NEOs as of December 31, 2022. 1/1/2022 — 154,775 56.91 12/31/2031 24,015 966,604 16,424 661,066 1/1/2021 99,034 198,067 33.61 12/31/2030 27,108 1,091,097 57,004 2,294,411 1/1/2020 200,364 100,182 31.48 12/31/2029 11,647 468,792 54,442 2,191,291 1/1/2019 157,480 — 28.69 12/31/2028 1/23/2018 107,181 — 27.78 1/22/2028 1/23/2017 108,932 — 26.30 1/22/2027 1/22/2016 87,604 — 30.32 1/21/2026 1/23/2015 74,906 — 25.00 1/22/2025 1/25/2014 58,005 — 15.67 1/24/2024 1/1/2022 — 45,300 56.91 12/31/2031 7,029 282,917 4,807 193,482 1/1/2021 25,121 50,241 33.61 12/31/2030 6,876 276,759 14,460 582,015 1/1/2020 50,395 25,197 31.48 12/31/2029 2,929 117,892 13,692 551,103 1/1/2019 41,995 — 28.69 12/31/2028 1/23/2018 36,174 — 27.78 1/22/2028 1/23/2017 36,765 — 26.30 1/22/2027 1/22/2016 29,566 — 30.32 1/21/2026 1/23/2015 30,765 — 25.00 1/22/2025 1/25/2014 42,537 — 15.67 1/24/2024 Christopher P. Marr Timothy M. Martin Officer/ Grant Date Number of Securities Underlying Options Unexercisable (#) (1) Number of Shares That Have Not Vested (#) (2) Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested ($) (4) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) (3) Option Awards Share Awards Number of Securities Underlying Options Exercisable (#) Option Exercise Price ($) Option Expiration Date Market Value of Shares That Have Not Vested ($) (3) 44

1/1/2022 — 27,180 56.91 12/31/2031 4,217 169,734 2,238 90,079 1/1/2021 14,493 28,985 33.61 12/31/2030 3,967 159,672 8,342 335,766 1/1/2020 30,358 15,179 31.48 12/31/2029 1,764 71,001 8,248 331,982 1/1/2019 24,147 — 28.69 12/31/2028 1/23/2018 23,312 — 27.78 1/22/2028 1/23/2017 20,969 — 26.30 1/22/2027 1/22/2016 13,141 — 30.32 1/21/2026 1/23/2015 8,026 — 25.00 1/22/2025 1/1/2022 — 20,763 56.91 12/31/2031 3,221 129,645 2,203 88,671 1/1/2021 11,836 23,671 33.61 12/31/2030 3,240 130,410 6,812 274,183 1/1/2020 28,840 14,420 31.48 12/31/2029 1,676 67,459 7,836 315,399 1/1/2019 24,147 — 28.69 12/31/2028 1/23/2018 22,776 — 27.78 1/22/2028 1/23/2017 23,148 — 26.30 1/22/2027 1/22/2016 18,616 — 30.32 1/21/2026 1/23/2015 22,739 — 25.00 1/22/2025 Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) (3) Joel D. Keaton Jeffrey P. Foster Officer/ Grant Date Option Awards Share Awards Number of Securities Underlying Options Exercisable (#) Number of Securities Underlying Options Unexercisable (#) (1) Option Exercise Price ($) Option Expiration Date Number of Shares That Have Not Vested (#) (2) Market Value of Shares That Have Not Vested ($) (3) Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested ($) (4) (1) This column shows the number of unvested stock options originally awarded on the grant date indicated. All of these stock options vest and become exercisable in one-third installments on each of the first three anniversaries following the listed grant date, subject generally to the NEO’s continued employment. (2) This column shows the number of unvested shares of restricted stock originally awarded on the grant date indicated. All of these shares of restricted stock vest in one-third installments on each of the first three anniversaries following the listed grant date, subject generally to the NEO’s continued employment. (3) The market value is based on the closing price of our common shares of $40.25 on December 31, 2022. (4) This column shows the number of unvested performance units. Performance units vest on January 1 following the end of the performance period, after adjustment for performance results and subject generally to the NEO’s continued employment. For the 2020-2022 performance units, the amount is based on actual performance results as discussed in the Compensation Discussion & Analysis (at 200% of target). Based on performance through the end of the last fiscal year, the 2021-2023 performance units are shown assuming maximum (200%) performance, and the 2022-2024 performance units are shown assuming target (100%) performance. NAMED EXECUTIVE OFFICER COMPENSATION 45

NAMED EXECUTIVE OFFICER COMPENSATION Shares Vested and Options Exercised The following table sets forth the value realized upon vesting of share awards and option exercises for each NEO for the year ended December 31, 2022. Christopher P. Marr 96,594 $ 5,497,165 — — Timothy M. Martin 25,405 $ 1,445,799 — — Joel D. Keaton 14,694 $ 836,236 — — Jeffrey P. Foster 14,243 $ 810,569 — — NEO Share Awards Option Awards Value Realized on Vesting Value Realized on Exercise Number of Shares Acquired on Vesting Number of Shares Acquired on Exercise Nonqualified Deferred Compensation Deferrals of Salary/Bonus Our NEOs are eligible to participate in the Deferred Compensation Plan. Under the plan, the NEOs can defer all or a portion of salary and/or bonus (including annual incentives) and have such amounts credited to a retirement distribution account and/or separate in-service distribution accounts. We will provide a matching deferred compensation amount that is equal to the difference between the total matching contribution the NEO would have received under our 401(k) plan without regard to the limitations imposed pursuant to Sections 402(g), 415 and 417 of the Code and the actual matching contribution the NEO receives under the 401(k) plan, provided the NEO has made the maximum elective deferrals to the 401(k) plan. The Compensation Committee may, in its discretion, approve an additional credit to a participant’s account as non-elective deferred compensation. Each distribution account is credited with the returns of the investment options selected by the NEOs, which include investment options that are available in our 401(k) plan, or such other investment funds as the Compensation Committee may designate from time to time. Elections to defer compensation must be made no later than the close of the preceding taxable year and are irrevocable as of the first day of the plan year to which it relates, except that (i) in the case of a hardship distribution, the election may be cancelled for the remainder of the plan year, and (ii) a participant who has elected a lump sum distribution from the retirement distribution account may make a subsequent election to delay commencement of payment of such amount for a period of five years from the date such payment would otherwise have been made. In the case of any performance-based compensation for services performed over a period of 12 months, an election to defer must be made no later than six months before the end of the performance period. Upon retirement, balances in the retirement distribution account will be made in a lump sum or in annual installments over 5, 10, or 15 years. Upon termination of employment other than retirement or death, benefits in the retirement distribution account will be distributed in a lump sum 60 days following separation from service. Distributions from the in-service account will be made in one lump sum or in annual installments over two, three, four, or five years, except that participants may not elect distribution of compensation earned in a plan year that is less than two years prior to the plan year elected for distribution. In the event of death prior to commencement of distribution from either the retirement distribution account or the in-service distribution account, benefits under the plan shall be payable to a participant’s beneficiary either in a lump sum or in the manner elected by the participant at the time the deferral election was made. 46

NAMED EXECUTIVE OFFICER COMPENSATION Deferrals of Equity Awards As permitted by our equity incentive plan, NEOs may elect to receive share units in lieu of restricted shares and performance units. If an NEO elects to receive share units, receipt of such units may be deferred beyond the applicable vesting date. Receipt will occur on individually-elected distribution dates selected by the NEO at the time of the initial deferral election and will be in the form of one share for each deferred unit. These elections are made by the NEOs prior to the grant of such awards. NEOs receive dividend equivalents (paid as cash) on deferred and vested equity awards during the period of deferral. The following table details the activity related to nonqualified deferred compensation for the year ended December 31, 2022: Christopher P. Marr Salary/Bonus $ 8,037,006 — $ 438,240 — $ 88,542 ($ 1,569,991) — $ 6,993,797 Equity Awards $ 11,376,423 — — $ 5,497,165 — ($ 4,429,650) ($ 509,973) $ 11,933,965 Timothy M. Martin Salary/Bonus $ 5,357,947 $ 205,241 $ 262,944 — $ 44,905 ($ 1,041,165) — $ 4,829,872 Equity Awards $ 3,688,735 — — $ 1,445,799 — ($ 1,347,917) ($ 155,182) $ 3,631,435 Joel D. Keaton Salary/Bonus $ 783,254 $ 143,721 $ 209,534 — $ 35,840 ($ 152,856) — $ 1,019,493 Equity Awards $ 314,769 — — $ 411,858 — ($ 190,754) ($ 21,961) $ 513,912 Jeffrey P. Foster Salary/Bonus $ 1,763,360 $ 37,704 $ 54,561 — $ 36,221 ($ 288,911) ($ 160,199) $ 1,442,736 Equity Awards $ 2,091,044 — — $ 709,212 — ($ 735,122) ($ 84,633) $ 1,980,501 NEO / Deferral Type Aggregate Balance at December 31, 2022 Executive Contributions (Salary) (1) Company Contributions (4) Aggregate Earnings (5) Aggregate Withdrawals/ Distributions (6) Executive Contributions (Bonus) (2) Executive Contributions (Equity) (3) Aggregate Balance at December 31, 2021 (1) Included in the “Salary” column for 2022 of the table captioned “Summary Compensation Table” on page 41. (2) Included in the “Non-Equity Incentive Plan Compensation” column for 2022 of the table captioned “Summary Compensation Table” on page 41. (3) Represents deferred equity awards that vested during the year ended December 31, 2022. (4) Included in the “All Other Compensation” column for 2022 of the table captioned “Summary Compensation Table” on page 41. (5) For both salary/bonus and equity awards, represents change in fair market value during the year of the plan holdings. For equity awards, also represents dividend equivalents (paid as cash) on deferred and vested equity awards. (6) For equity awards, includes payment of dividend equivalents described in the previous footnote. 47

Severance Plan and Potential Payments Upon Termination or Change in Control The Severance Plan provides for certain severance benefits to our NEOs on account of an involuntary termination, including if we terminate the employee without “cause” (as defined in the Severance Plan) or on account of the employee’s disability, a termination by the employee for “good reason” (as defined in the Severance Plan), or a termination on account of the employee’s death. If we terminate the employee without cause, or the employee terminates for good reason, prior to the date that is three months prior to a “change of control” (as defined in our Amended and Restated 2007 Equity Incentive Plan) or later than the date that is two years following a change of control, the terminated employee is entitled to: • Accrued but unpaid compensation and benefits through the termination date including (i) accrued but unpaid base salary, (ii) any earned but unpaid annual incentive compensation for the preceding year, (iii) accrued but unused paid time off and (iv) reimbursement of business expenses incurred in accordance with our policy; • For Mr. Marr, installment payments in accordance with our normal payroll practices over two years equal to two times the sum of (i) base salary and (ii) average annual incentive earned over a period of up to two years preceding the termination of employment, and, for all other participants, installment payments in accordance with our normal payroll practices over 18 months equal to 1.5 times the sum of (i) base salary and (ii) average annual incentive earned by the employee over a period up to two years preceding the termination of employment; • Subject to eligibility for, and the employee’s timely election of, continued coverage under our group health plan pursuant to COBRA, reimbursement for premiums paid by the employee (less the portion the employee would have paid for the same coverage had the employee remained an active employee) for up to 18 months, provided that such reimbursements will cease to the extent the employee becomes eligible for benefits under the group health plan of a subsequent employer or eligible for Medicare during the 18-month period; • A lump sum pro-rata annual incentive compensation for the year of termination based on actual performance and the number of days that the employee was employed during that year; and • Continued vesting of time-based equity awards in accordance with the terms of the applicable awards and pro-rata vesting of performance-based awards based on actual performance and the number of days that the employee was employed during the performance period. If we terminate the employee without cause, or the employee terminates for good reason, during the period commencing on the date that is three months prior to a change of control and ending on the date that is two years following a change of control, the terminated employee is entitled to receive the payments and benefits described above, except that (i) Mr. Marr is entitled to three times the sum of (x) base salary and (y) average annual incentive compensation earned over a period of up to two years preceding termination of employment, which amount will be paid in a lump sum (rather than installments), (ii) Mr. Martin and all other eligible employees designated as Tier II employees are entitled to two and a half times the sum of the employee’s (x) base salary and (y) average annual incentive compensation earned by the employee over a period of up to two years preceding termination of employment, which will be paid in a lump sum (rather than installments), (iii) Mr. Foster and Mr. Keaton and all other eligible employees designated as Tier III employees are entitled to two times the sum of the employee’s (x) base salary and (y) average annual incentive compensation earned by the employee over a period of up to two years preceding termination of employment, which will be paid in a lump sum (rather than installments), (iv) the healthcare reimbursements described above will continue for up to two years (rather than 18 months), (v) the employee is entitled to an automobile allowance or use of an automobile for 18 months, and (vi) if we are not the surviving company in the change in control, the employee’s outstanding time-based equity awards that are assumed or replaced by the surviving corporation will fully accelerate as of the later of the change in control or the date of termination and the employee’s outstanding performance-based equity awards that are assumed or replaced by the NAMED EXECUTIVE OFFICER COMPENSATION 48 surviving corporation will vest as of the later of the change in control or the date of termination based on target performance. In general, our obligation to provide benefits under the Severance Plan in the event of an involuntary termination by the Company without cause or by the employee for good reason is conditioned upon the employee providing a release of claims and complying with applicable non-competition and other post-employment restrictive covenants. If the payments and benefits otherwise payable to an employee under the Severance Plan would constitute excess parachute payments within the meaning of section 280G of the Code, then we will reduce such payments and benefits to an amount that would avoid any excise taxes under section 4999 of the Code, provided that such reduction would provide the employee with a greater net after-tax benefit than would no reduction. In no event shall any payment under the Severance Plan be grossed up for any excise taxes under Section 4999 of the Code. If the employee’s involuntary termination is on account of death or disability, the employee will be entitled to (i) a lump sum pro-rata annual incentive compensation for the year of termination based on actual performance and the number of days that the employee was employed during that year and (ii) full acceleration and vesting of the employee’s time-based and performance-based awards (based on target performance). The following table includes an estimate of the potential payments and benefits to which Messrs. Marr, Martin, Keaton and Foster would be entitled under the Severance Plan upon termination of employment in each of the circumstances described above. Except as otherwise set forth above, these payments would be made in a lump sum following termination. In estimating the potential payments, we have made the following general assumptions in all circumstances where applicable: • The date of termination is December 31, 2022 and the closing price of our common shares on that date is $40.25; • The annual salary at the time of termination is equal to the base salaries that were in effect as of December 31, 2022 for each executive as follows: Mr. Marr, $850,000; Mr. Martin, $500,000; Mr. Keaton, $440,000; and Mr. Foster, $440,000; • The bonus is equal to the average of the last two years’ annual incentive compensation paid to each executive as follows: Mr. Marr, $1,857,849; Mr. Martin, $764,918; Mr. Keaton, $602,135; and Mr. Foster, $582,537; • The value of restricted shares and performance units that vest upon termination is based on the closing price of our common shares at $40.25 on December 31, 2022; • The stock options that vest upon termination are valued at the difference between the strike price of the stock option and the market value of our common shares on December 31, 2022, $40.25; • For purposes of determining the pro-rata annual incentive compensation for the year of termination, it shall equal the target-level annual incentive compensation paid to each executive; • Four weeks of vacation are unused, accrued and unpaid; • There is no unpaid bonus for the prior year; • There is no accrued and unpaid salary; • There is no unpaid reimbursement for expenses incurred prior to the date of termination; • Our cost for continued medical, prescription, and dental benefits is constant over the benefit period and is provided for 18 months at a cost of $3,074 per month for each executive; and • Our cost for the continued use of an automobile for 18 months is constant over the benefit period and is provided at a cost of $1,500 per month. NAMED EXECUTIVE OFFICER COMPENSATION 49

Christopher P. Marr $ 17,992,809 $ 14,434,847 $ 9,786,930 $ 65,385 Timothy M. Martin $ 6,097,776 $ 4,579,867 $ 2,853,149 $ 38,462 Joel D. Keaton $ 4,143,855 $ 3,433,043 $ 1,977,254 $ 33,846 Jeffrey P. Foster $ 3,817,186 $ 3,174,107 $ 1,689,781 $ 33,846 NEO Termination between 3 months prior to, and 2 years after, a Change in Control (1) Termination before 3 months prior to, or more than 2 years after, a Change in Control Death or Disability For Cause; Without Good Reason (1) Represents the amount payable upon the termination of employment on December 31, 2022, if such termination were due to a change in control as set forth in the Severance Plan. NAMED EXECUTIVE OFFICER COMPENSATION 50

NAMED EXECUTIVE OFFICER COMPENSATION

Pay Versus Performance

Our Chief Executive Officer is our principal executive officer ("PEO"). The following table details, for our PEO and our Non-PEO NEOs (on an average basis), total compensation as set forth in the Summary Compensation Table, "compensation actually paid" as determined under SEC rules, cumulative Total Shareholder Return ("TSR"), the cumulative TSR of our peer group, net income, and funds from operations ("FFO") per share, as adjusted, which is the most important financial performance measure that we use to link compensation to performance.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on:		Net Income (in thousands)	FFO per share, as adjusted (5)
					Company TSR (4)	Peer Group TSR (4)
2022	$ 7,288,676	$ 1,052,755	$ 2,117,791	$ 978,870	$ 143.66	$ 100.62	$ 292,472	$ 2.53
2021	$ 7,317,658	$ 22,342,427	$ 1,996,166	$ 4,704,567	$ 194.96	$ 134.06	$ 230,813	$ 2.11
2020	$ 5,807,010	$ 8,607,156	$ 1,653,223	$ 2,224,869	$ 111.67	$ 94.88	$ 167,611	$ 1.72

(1)	Mr. Marr was our PEO for each of 2020, 2021 and 2022.

(2)	Amounts represent "compensation actually paid" for the relevant fiscal year, as determined under SEC rules and calculated per the adjustments detailed below. Our NEOs do not participate in a defined benefit plan. Dividends on unvested awards are included within "All Other Compensation" in the Summary Compensation table. Therefore, no adjustments for pension benefits or dividends paid are included in the table below. The following table details the adjustments made to calculate "compensation actually paid":

Year	NEO Type	Summary Compensation Table Total	Subtract Equity Awards	Add Year-End Fair Value of Current Year Equity Awards (a)	Change in Value of Prior Equity Awards (a)	Change in Value of Equity Awards that Vested in Current Year (a)	Total Compensation Actually Paid
2022	PEO	$ 7,288,676	($ 4,099,998)	$ 2,620,282	($ 4,756,205)	—	$ 1,052,755
	Non-PEO	$ 2,117,791	($ 823,310)	$ 526,172	($ 841,783)	—	$ 978,870
2021	PEO	$ 7,317,658	($ 4,100,019)	$ 10,765,612	$ 8,317,929	$ 41,247	$ 22,342,427
	Non-PEO	$ 1,996,166	($ 710,001)	$ 1,864,282	$ 1,543,567	$ 10,553	$ 4,704,567
2020	PEO	$ 5,807,010	($ 3,300,006)	$ 4,458,185	$ 1,642,811	($ 844)	$ 8,607,156
	Non-PEO	$ 1,653,223	($ 601,655)	$ 812,810	$ 360,701	($ 210)	$ 2,224,869

(a)	For equity awards issued during the relevant year, represents fair value of such awards as of the end of the year. For equity awards issued in prior years, represents the change in fair value of such awards as of the vesting date or the end of the year, as appropriate, compared to the fair value of such awards at the end of the prior year. The fair value of the restricted share awards was determined by the closing price of our common shares as of the end of each year. The fair values of option and performance unit awards were calculated using Black-Scholes and Monte Carlo values, respectively, as of the relevant dates, except in the case of the final results of the performance units, which were valued as the closing price of our common shares as of the end of the performance period multiplied by the final multiplier derived from the relative TSR results.

(3)	Messrs. Martin, Keaton and Foster were our Non-PEO NEOs for each of 2020, 2021 and 2022.

(4)	TSR is determined based on an initial fixed investment of $100 on December 31, 2019. The TSR peer group consists of the FTSE NAREIT All Equity REIT Index, which is the peer group used for purposes of Item 201(e) of Regulation S-K under the Exchange Act in our Annual Report on Form 10-K for the year ended December 31, 2022.

51

NAMED EXECUTIVE OFFICER COMPENSATION

(5)	FFO per share, as adjusted, is a non-GAAP financial measure. See appendix to this proxy statement for a reconciliation of FFO, as adjusted, to net income available to common shareholders.

Relationship Between Performance Measures and Compensation Actually Paid

The following charts detail the relationship of our TSR relative to our peer group as well as the relationship between "compensation actually paid" to our PEO and Non-PEO NEOs and our (i) cumulative TSR and cumulative TSR of our peer group; (ii) net income; and (iii) FFO per share, as adjusted. All dollar amounts are in thousands, except per share and TSR amounts:

Financial Performance Measures

The following are the most important financial performance measures that were used to link NEO "compensation actually paid" to company performance in 2022:

Most Important Financial Performance Measures
FFO per share, as adjusted (1)
Same-store revenue growth (1)
Same-store expense growth (1)
TSR relative to TSR of our peer group

(1)	See appendix to this proxy statement for a discussion of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.

52

OWNERSHIP OF COMPANY SHARES The following table lists the number of common shares beneficially owned and the percentage of ownership by each of our Trustees, each of our NEOs, our Trustees and NEOs as a group, and each person or group known to us to be holding more than 5% of our common shares. The number of shares and percentage of ownership is based on 225,522,997 common shares outstanding on March 15, 2023. In general, “beneficial ownership” includes those common shares that a shareholder has the power to vote or transfer, and options that are exercisable currently or that become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all the common shares listed opposite his or her name. The address of each Trustee and NEO listed below is c/o CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355. Trustees Piero Bussani 56,533 * Jit Kee Chin 1,249 * Dorothy Dowling 22,165 * John W. Fain 36,445 * Jair K. Lynch 2,032 * John F. Remondi 65,536 * Jeffrey F. Rogatz 45,681 * Deborah R. Salzberg 26,892 * NEOs Christopher P. Marr 734,725 1,025,131 * Timothy M. Martin 284,100 358,735 * Jeffrey P. Foster 169,112 185,278 * Joel D. Keaton 75,712 173,237 * Trustees and NEOs as a group (12 persons) 1,520,182 1,742,381 1.45% The Vanguard Group, Inc. (3) 32,768,312 14.53% BlackRock, Inc. (4) 26,087,060 11.57% FMR LLC (5) 19,500,769 8.65% State Street Corporation (6) 12,251,583 5.43% Principal Real Estate Investors, LLC (7) 11,619,403 5.15% Beneficial Owner Options Currently Exercisable or Exercisable within 60 Days Common Shares (1) Percent of Class (2) * Less than one percent (1%) (1) Does not include phantom shares held by Mr. Marr (5,102) and Mr. Martin (19,660) in deferred compensation plans of the Company, which are payable in cash after the NEO ceases service with the Company. (2) Shares issuable pursuant to the CubeSmart Deferred Trustees Plan and shares issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of March 15, 2023 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of 53

OWNERSHIP OF COMPANY SHARES computing the percentage ownership of any other person. (3) Based on information provided by The Vanguard Group - 23-1945930 (“Vanguard”) in a Schedule 13G/A filed with the SEC on February 9, 2023. Vanguard has shared voting power with respect to 277,585 of these shares, sole dispositive power with respect to 32,268,875 of these shares and shared dispositive power with respect to 499,437 of these shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. (4) Based on information provided by BlackRock, Inc. (“BlackRock”) in a Schedule 13G/A filed with the SEC on January 6, 2023. BlackRock has sole voting power with respect to 25,159,615 of these shares, and sole dispositive power with respect to all of these shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055. (5) Based on information provided by FMR LLC (“FMR”) in a Schedule 13G filed with the SEC on February 9, 2023. FMR has sole voting power and sole dispositive power with respect to all of these shares. The address of FMR is 245 Summer Street, Boston, MA 02210. (6) Based on information provided by State Street Corporation ("State Street") in a Schedule 13G filed with the SEC on January 20, 2023. State Street has shared voting power with respect to 9,104,437 of these shares and shared dispositive power with respect to all of these shares. The address of State Street is One Lincoln Street, Boston, MA 02111. (7) Based on information provided by Principal Real Estate Investors, LLC ("Principal") in a Schedule 13G filed with the SEC on February 15, 2023. Principal has shared voting power and shared dispositive power with respect to all of these shares. The address of Principal is 801 Grand Avenue, Des Moines, IA, 50392. 54

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM The Audit Committee of the Board appointed KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Board asks shareholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by the Bylaws or otherwise, the Board believes ratification by shareholders is a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders. We expect a representative of KPMG LLP to be present at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions. Vote Required and Recommendation of the Board Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast on the proposal (which means the votes cast “for” the proposal must exceed the votes cast “against” the proposal). Abstentions on this proposal are not counted as votes cast and will therefore have no effect on the outcome of the vote on this proposal, and uninstructed shares on this proposal held by a bank or broker may be voted in the discretion of the bank or broker and treated as votes cast. The Board unanimously recommends that shareholders vote in favor of the ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2023. 55

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION The Dodd-Frank Act enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules, as well as to vote to recommend, also on an advisory basis, the frequency of such votes on executive compensation. Our shareholders voted at the 2017 annual meeting of shareholders to adopt resolutions recommending that such votes on executive compensation be held on an annual basis. Our Board adopted the recommendation of our shareholders to hold annual advisory votes to approve our executive compensation. Accordingly, we are providing this vote as recommended by our shareholders and approved by our Board. As described in detail under the heading “Compensation Discussion & Analysis” our executive compensation programs are designed to attract, retain, and motivate our NEOs, who are critical to our success. The Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the Board’s commitment to provide executive compensation programs that conform with generally accepted best pay practices and align our executive compensation structure with our shareholders’ interests. Under these programs, our NEOs are rewarded for the achievement of specific strategic and corporate goals and the realization of increased shareholder value. Please read the “Compensation Discussion & Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2022 compensation of our NEOs. We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEO compensation. This vote is not intended to address any specific item of compensation. Instead, it addresses the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the annual meeting: “RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s NEOs as disclosed in the Company’s proxy statement for the 2023 annual meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion & Analysis, the 2022 Summary Compensation Table and the other related tables and disclosures.” Approval, by an advisory (non-binding) vote, of our executive compensation requires the affirmative vote of a majority of all votes cast on this proposal. Abstentions and broker non-votes, which are not treated as votes cast, will therefore have no effect on the outcome of the vote on this proposal. Because the say-on-pay vote is advisory, however, it is not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board unanimously recommends that shareholders vote in favor of the approval of our executive compensation, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. 56

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 3 included in this proxy statement. We are providing this vote as required pursuant to Section 14A of the Exchange Act. By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. In accordance with the advisory “say-on-frequency” vote of our shareholders at the 2017 Annual Meeting of Shareholders, and as determined by the Board, we have included an advisory “say-on-pay” vote in our proxy statement every year. Our Board intends to adopt a policy regarding the frequency with which shareholders are provided an advisory vote on executive compensation based on the option that receives the highest number of votes cast by shareholders. However, because this vote is advisory and not binding on the Board or us in any way, the Board may decide that it is in the best interests of our shareholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for us, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below. “RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).” The shareholders’ recommendation regarding the frequency of holding an advisory vote on our executive compensation requires the affirmative vote of a majority of all votes cast on this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. In the event that no option receives a majority of the votes cast, we will consider the option of one year, two years or three years that receives the highest number of votes cast by shareholders to be the preferred frequency for the advisory vote on executive compensation that has been recommended by our shareholders. The Board unanimously recommends that shareholders vote for a frequency of once every one year. 57

POLICIES REGARDING TRANSACTIONS WITH RELATED PERSONS Under our Declaration of Trust, we may enter into any contract or transaction with a Trustee, officer, employee or agent, or any person affiliated with any of them, in which such person has a material financial interest, provided that (i) the Board is made aware of the interest and a majority of the disinterested Trustees approve or ratify the contract or transaction; (ii) our shareholders are made aware of the interest and holders of a majority of our outstanding shares entitled to vote (excluding shares owned by the interested party) approve or ratify the contract or transaction; or (iii) the contract or transaction is fair and reasonable to us. During 2022 and as of the date of this proxy statement, the Company has not entered into any transactions with a related person. As set forth in our Corporate Governance Guidelines, the Board adopted a policy providing that transactions with a Trustee who has a personal or financial interest (direct or indirect) should be scrutinized to ensure that the transaction is in our best interests and will not otherwise create a conflict of interest. Without the approval of a majority of the disinterested Trustees, we will not enter into a transaction or arrangement (including utilizing the services of any Trustee to provide legal, accounting, financial, consulting or other similar services) in which a Trustee has a material personal or financial interest (direct or indirect). Whether an interest is a material personal or financial interest in a transaction or arrangement will be determined by the Board on a case-by-case basis, but at a minimum a Trustee will be considered to have a material personal or financial interest in a transaction or arrangement if we would be required to disclose such transaction or arrangement in our proxy statement or in our Annual Report on Form 10-K. The interested Trustee will not participate in any Board discussion regarding the matter in which he or she has such an interest. For purposes of this policy, the disinterested Trustees will consider the interests of any entity with which a Trustee is affiliated, any immediate family member of a Trustee, and any entity in which a Trustee’s immediate family member has a material interest. Pursuant to its charter, our Corporate Governance & Nominating Committee is responsible for reviewing transactions and arrangements with our Trustees and making a recommendation to the Board concerning such transactions and arrangements. The Corporate Governance & Nominating Committee maintains written procedures regarding general related party transactions and office lease agreements between the Company and related parties. Below is a description of the material features of these procedures, including types of transactions that are covered by them and the standards applied in evaluating transactions and arrangements with Trustees and NEOs. General Related Party Transaction Procedures The General Related Party Transaction Procedures govern the review of transactions and arrangements in which Trustees or NEOs may have a direct or indirect interest that, while not technically required to be approved by the disinterested Trustees under our Declaration of Trust or our Corporate Governance Guidelines, may nonetheless be advisable to be reviewed and approved by the Corporate Governance & Nominating Committee to ensure that related party transactions are properly reviewed and, if necessary, approved first by the Corporate Governance & Nominating Committee, and, if appropriate, by a majority of disinterested Trustees. The procedures outline: (i) requirements and procedures for Trustees and NEOs to report any potential related party transaction to our compliance officer (currently, our Chief Legal Officer); (ii) the procedures our compliance officer follows in collecting and submitting to the Chair of the Corporate Governance & Nominating Committee information regarding potential related party transactions; (iii) the Corporate Governance & Nominating Committee’s process for reviewing and evaluating potential related party transactions; and (iv) the process used by the disinterested Trustees in reviewing and evaluating a potential related party transaction once approved by the Corporate Governance & Nominating Committee. The Corporate Governance & Nominating Committee may consult with legal counsel as it considers all of the information compiled by our compliance officer and evaluates material issues raised and factors relating to the transaction. The Corporate Governance & Nominating Committee determines whether it is appropriate and advisable for us to engage in the transaction based on whether the transaction is fair, reasonable, and in our best interests, and, if so, whether the proposed transaction requires approval by the disinterested members of the Board. 58

INFORMATION ABOUT VOTING AND PROXY MATERIALS Questions and Answers About Voting Who is entitled to vote at the annual meeting? Only holders of record of our common shares at the close of business on March 15, 2023, the record date for the annual meeting, are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. Our common shares are the only class of securities entitled to vote at the meeting. As of the record date, there were 225,522,997 common shares outstanding. Who can attend the annual meeting? All holders of our common shares at the close of business on March 15, 2023, the record date for the annual meeting, or their duly appointed proxies, are authorized to attend the annual meeting. If you attend the meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices, and other electronic devices will not be permitted at the meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of March 15, 2023, or a legal proxy from your broker. What will constitute a quorum at the annual meeting? A quorum is required to hold a valid meeting of our shareholders. The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding at the close of business on March 15, 2023 will constitute a quorum, permitting the shareholders to conduct business at the meeting. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the meeting for the purpose of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present for purposes of determining a quorum but will not be voted with respect to that matter. How do I vote my shares that are held by my bank or broker? If your shares are held by a bank or broker, you should follow the voting instructions provided to you by the bank or broker. Although most banks and brokers offer voting by mail, telephone, and on the Internet, availability and specific procedures will depend on their voting arrangements. If you do not provide voting instructions to your bank or broker, your shares are referred to as “uninstructed shares.” Whether your bank or broker has the discretion to vote these shares on your behalf depends on the ballot item. Under the rules of the NYSE, your bank or broker does not have discretion to vote uninstructed shares on non-routine matters, such as Proposals 1, 3, and 4. However, your bank or broker has discretion to vote your shares on routine matters, such as Proposal 2. What is a broker non-vote? A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner returns a properly executed proxy but does not cast a vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Brokers that are member firms of the NYSE, and who hold common shares in street name for customers generally may vote their customers’ shares on proposals considered to be “routine” matters under the NYSE rules and may not vote their customers’ shares on proposals that are not considered to be “routine” matters under the NYSE rules if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting. Proposal 1, the election of trustees, is not considered to be a “routine” matter under the NYSE rules. Proposal 2, ratification of the appointment of our independent registered public accounting firm, is considered a “routine” matter under the NYSE rules. Proposal 3, an advisory non-binding resolution on our executive compensation, is not considered to be a “routine” matter under the NYSE rules. Proposal 4, an advisory non-binding resolution on the frequency of executive compensation advisory votes, is not considered to be a "routine" matter under the NYSE rules. What vote is required to approve each proposal? Voting Rights Generally. Each common share outstanding on the record date entitles its holder to cast one vote on 59

INFORMATION ABOUT VOTING AND PROXY MATERIALS each matter to be voted upon at the annual meeting. Shareholders have no cumulative voting rights. Although the advisory votes on Proposal 3 and Proposal 4 are non-binding, as provided by law, our Board will review the results of the votes and, consistent with our record of shareholder engagement, will take the results into account in determining executive compensation and in determining the frequency of holding an advisory vote on our executive compensation. Proposal 1: Election of Trustees. Trustees are elected by a plurality of the votes cast at the annual meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the vote. Shares represented by proxies marked “For” will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Shares represented by proxies marked “Abstain” or withholding authority to vote for a specified nominee will not be counted in favor of any such nominee. Proposal 2: Ratification of Independent Registered Public Accounting Firm. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023 requires the affirmative vote of a majority of all votes cast on this proposal (which means the votes cast “For” the proposal must exceed the votes cast “Against” the proposal). Accordingly, abstentions will have no effect on the outcome of the vote on this proposal. Proposal 3: Advisory Vote on Executive Compensation. Approval, on an advisory basis, of our executive compensation requires the affirmative vote of a majority of all votes cast on this proposal. Abstentions and broker non-votes will therefore have no effect on the outcome of the vote on this proposal. Proposal 4: Advisory Vote on Frequency of Holding Advisory Vote on Executive Compensation. The shareholders’ recommendation regarding the frequency of holding an advisory vote on our executive compensation requires the affirmative vote of a majority of all votes cast on this proposal. In the event that no option receives a majority of the votes cast, we will consider the frequency of the advisory vote on our executive compensation receiving the greatest number of votes (every one, two or three years) to be the frequency recommended by shareholders. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Who counts the votes? We have engaged Broadridge Financial Solutions, Inc. as our independent agent to receive and tabulate votes. Broadridge will separately tabulate “For” and “Against” votes, abstentions and broker non-votes. We have also appointed an inspector of elections to certify the results, report on the existence of a quorum and the validity of proxies and ballots. How do I vote if I am the record holder of my shares? If you are a shareholder of record, there are several ways for you to vote your common shares at the annual meeting: Voting by Internet. You may vote your shares through the Internet by signing on to the website identified on the proxy card and following the procedures described on the website. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the annual meeting, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote through the Internet, you should not return your proxy card. Voting by Mail. If you choose to vote by mail, simply complete the accompanying proxy card, date and sign it, and return it in the postage-paid envelope provided. Your vote must be received by us not later than the annual meeting date. Voting by Telephone. You may vote your shares by telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in 60

INFORMATION ABOUT VOTING AND PROXY MATERIALS the United States or 1-718-921-8500 from foreign countries. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the annual meeting, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card. In Person Attendance. You may vote your shares in person at the annual meeting. Even if you plan to attend the annual meeting in person, we recommend that you submit the accompanying proxy card or voting instructions, or vote by telephone or via the Internet, by the applicable deadline so that your vote will be counted if you later decide not to attend the annual meeting. May I change my vote after I return my proxy? Yes. You may revoke a previously granted proxy at any time before it is exercised by submitting to: Secretary, CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355, a notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. How are proxy votes counted? If you vote your common shares by completing the accompanying proxy card, or by voting on the Internet or by phone, and you do not revoke such proxy, your shares will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote “For” the election of all nominees for our Board named in this proxy statement, “For” the ratification of KPMG LLP as our independent registered public accounting firm, “For” the approval on an advisory basis of our executive compensation, "For" the approval, on an advisory basis, of frequency of the advisory vote on executive compensation once every year, and as recommended by our Board with regard to any other matters which may properly come before the annual meeting, or, if no such recommendation is given, the persons designated as proxy holders on the proxy card will vote in accordance with their best judgment on such matter. What does it mean if I receive more than one proxy card? If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you should vote each of your accounts by Internet, phone or mail. If you mail proxy cards, please sign, date, and return each proxy card to assure that all of your shares are voted. Who pays the costs of soliciting proxies? We will pay the costs of soliciting proxies. We have hired Georgeson Inc. to serve as our proxy solicitors at a cost of $9,500. In addition to soliciting proxies by mail, our officers, Trustees, and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. We anticipate that banks, brokers, fiduciaries, custodians, and nominees will forward proxy soliciting materials to their principals and that we will reimburse such persons’ out-of-pocket expenses. How can I find out the results of the voting at the annual meeting? Preliminary voting results will be announced at the annual meeting. Final voting results for Proposals 1 through 4 will be reported in a Current Report on Form 8-K filed with the SEC within four business days following the annual meeting. How can I obtain the Company’s Annual Report on Form 10-K? A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available electronically on our website at http://investors.cubesmart.com/sec-filings/documents/default.aspx. Our 2022 Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be considered proxy solicitation material. If you wish to have printed copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as 61

INFORMATION ABOUT VOTING AND PROXY MATERIALS well as a copy of any exhibit specifically requested, or printed copies of this proxy statement, we will mail these documents to you without charge. Requests should be sent to: Secretary, CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355. Our 2022 Annual Report on Form 10-K has been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov. Whom should I contact if I have any questions? If you have any questions about the annual meeting, these proxy materials or your ownership of our common shares, please contact our Secretary by telephone at (610) 535-5000 or by fax at (610) 956-1755. Householding of Proxy Materials If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker or bank has sent one copy of our Annual Report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm or bank and your account number to Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our Annual Report, we will send a copy to you if you address your written request to or call CubeSmart, 5 Old Lancaster Road, Malvern, Pennsylvania 19355, Attention: Secretary (telephone number: 610-535- 5000). If you are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting our Secretary in the same manner. 62

OTHER MATTERS Other Matters to Come Before the 2023 Annual Meeting No matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting or any adjournment or postponement thereof, however, the persons named in this proxy statement will vote all proxies solicited by this proxy statement as recommended by the Board, or, if no recommendation is given, in their own discretion. Shareholder Proposals and Nominations for the 2024 Annual Meeting Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than December 2, 2023. If an eligible shareholder, or a group of up to 20 eligible shareholders, desires to have a nominee to the Board included in the proxy materials of the Board (a “proxy access nominee”) for the 2024 annual meeting, such nomination must comply with the advance notice provisions and other requirements of Article II, Section 17 of the Bylaws and any applicable regulations of the SEC concerning the submission and content of proxy access nominations. These notice provisions require, among other things, that nominations of proxy access nominees to be considered by the shareholders for the 2024 annual meeting must be received no earlier than the close of business on November 2, 2023, and no later than the close of business on December 2, 2023. In addition, any shareholder who wishes to propose a nominee to the Board (other than a proxy access nominee) or propose any other business to be considered by the shareholders (other than a shareholder proposal for inclusion in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of Article II, Section 12 of the Bylaws, which are on file with the SEC and may be obtained from the Secretary of CubeSmart upon request. These notice provisions require, among other things, that nominations of persons for election to the Board (other than a proxy access nominee) and the proposal of business to be considered by the shareholders for the 2024 annual meeting must be received no earlier than the close of business on December 2, 2023, and no later than the close of business on January 1, 2024. By Order of the Board of Trustees, Jeffrey P. Foster Chief Legal Officer and Secretary Malvern, Pennsylvania March 31, 2023 63

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES FFO and FFO, as adjusted Funds from operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts, as amended and restated, defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate and related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a key performance indicator in evaluating the operations of our stores. Given the nature of our business as a real estate owner and operator, we consider FFO a key measure of our operating performance that is not specifically defined by accounting principles generally accepted in the United States. We believe that FFO is useful to management and investors as a starting point in measuring our operational performance because FFO excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of real estate, gains from remeasurement of investments in real estate ventures, impairments of depreciable assets and depreciation, which can make periodic and peer analyses of operating performance more difficult. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows computed in accordance with GAAP, as presented in our consolidated financial statements. FFO, as adjusted represents FFO as defined above, excluding the effects of acquisition-related costs, gains or losses from early extinguishment of debt, and non-recurring items, which we believe are not indicative of the Company’s operating results. We present FFO, as adjusted because we believe it is a helpful measure in understanding our results of operations insofar as we believe that the items noted above that are included in FFO, but excluded from FFO, as adjusted are not indicative of our ongoing operating results. We also believe that investors, analysts and other stakeholders consider our FFO, as adjusted (or similar measures using different terminology) when evaluating us. Because other REITs or real estate companies may not compute FFO, as adjusted in the same manner as we do, and may use different terminology, our computation of FFO, as adjusted may not be comparable to FFO, as adjusted reported by other REITs or real estate companies. 64

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES The following table reconciles net income available to common shareholders to FFO and FFO, as adjusted. 2022 2021 2020 Net income attributable to the Company’s common shareholders $ 291,263 $ 223,482 $ 165,621 Add (deduct): Real estate depreciation and amortization: Real property 305,845 226,599 152,897 Company’s share of unconsolidated real estate ventures 9,320 8,510 7,430 Gains from sale of real estate, net (1) (56,181) (45,705) (6,710) Noncontrolling interests in the Operating Partnership 1,931 7,873 1,825 FFO attributable to common shareholders and OP unitholders $ 562,654 $ 410,283 $ 321,063 Add (deduct): Loss on early repayment of debt (2) 20,884 - 18,020 Transaction-related expenses (3) 14,986 10,546 - Loan forgiveness income (4) (1,546) - - Bridge loan fee (5) 4,000 - - Property damage related to hurricane, net of expected insurance proceeds 1,266 - - FFO, as adjusted, attributable to common shareholders and OP unitholders $ 574,466 $ 448,607 $ 339,083 Weighted average diluted shares outstanding 225,881 205,009 194,943 Weighted average diluted units outstanding 1,521 7,117 2,137 Weighted average diluted shares and units outstanding 227,402 212,126 197,080 For the year ended December 31, (1) The years ended December 31, 2022 and 2021 included gains of $45.7 million and $23.5 million, respectively, related to sales of real estate within the Company's unconsolidated real estate ventures. (2) For the year ended December 31, 2021, $20.0 million relates to a prepayment premium and $0.3 million relates to a write-off of unamortized loan procurement costs associated with the Company’s redemption, in full, of its $300.0 million of outstanding 4.380% senior notes due on December 23, 2021. Additionally, for the year ended December 31, 2021, $0.6 million relates to the Company's share of debt modification costs within the Company's unconsolidated real estate ventures. For the year ended December 31, 2020, loss on early extinguishment of debt relates to a $17.6 million prepayment premium and a $0.4 million write-off of unamortized loan procurement costs associated with the Company's redemption, in full, of its 2022 Notes on October 30, 2020. (3) For the year ended December 31, 2022, transaction-related expenses include severance expenses ($10.3 million) and other transaction expenses ($0.2 million). For the year ended December 31, 2021, transaction-related expenses include severance expenses ($14.8 million) and other transaction expenses ($0.2 million). Prior to our acquisition of LAACO, Ltd. on December 9, 2021, the predecessor company entered into severance agreements with certain employees, including members of their executive team. These costs were known to us and the assumption of the obligation to make these payments post-closing was contemplated in our net consideration paid in the transaction. In accordance with GAAP, and based on the specific details of the arrangements with the employees prior to closing, these costs are considered post-combination compensation expenses. (4) The Company assumed a Paycheck Protection Program loan in conjunction with the LAACO transaction. This loan was subsequently forgiven by the Small Business Administration. 65

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES 66 (5) Relates to a nonrefundable commitment fee to obtain bridge financing in the event that the Company's November 2021 senior note offerings were delayed, or could not be executed, in advance of the LAACO transaction. Upon issuance of the senior notes, the bridge financing commitment expired and the fee was fully amortized. NOI We define net operating income, which we refer to as “NOI”, as total continuing revenues less continuing property operating expenses. NOI also can be calculated by adding back to net income (loss): interest expense on loans, loan procurement amortization expense, loss on early extinguishment of debt, acquisition related costs, equity in losses of real estate ventures, other expense, depreciation and amortization expense, general and administrative expense, and deducting from net income (loss): equity in earnings of real estate ventures, gains from sales of real estate, net, other income and interest income. NOI is not a measure of performance calculated in accordance with GAAP. We use NOI as a measure of operating performance at each of our stores, and for all of our stores in the aggregate. NOI should not be considered as a substitute for operating income, net income, cash flows provided by operating, investing and financing activities, or other income statement or cash flow statement data prepared in accordance with GAAP. We believe NOI is useful to investors in evaluating our operating performance because: • it is one of the primary measures used by our management and our store managers to evaluate the economic productivity of our stores, including our ability to lease our stores, increase pricing and occupancy and control our property operating expenses; • it is widely used in the real estate industry and the self-storage industry to measure the performance and value of real estate assets without regard to various items included in net income that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets; and • it helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results. There are material limitations to using a measure such as NOI, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest expense, that directly affect our net income. We compensate for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with our analysis of net income. NOI should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as total revenues, operating income and net income. See below under “Same-Store Results” for a reconciliation of NOI to net income attributable to the Company’s common shareholders.

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Same-Store Results We consider our same-store portfolio to consist of only those stores owned (or partially owned and consolidated) and operated on a stabilized basis at the beginning and at the end of the applicable years presented. We consider a store to be stabilized once it has achieved an occupancy rate that we believe, based on our assessment of market-specific data, is representative of similar self-storage assets in the applicable market for a full year measured as of the most recent January 1 and has not been significantly damaged by natural disaster or undergone significant renovation. We believe that same-store results are useful to investors in evaluating our performance because they provide information relating to changes in store-level operating performance without considering the effects of acquisitions, developments or dispositions. As of December 31, 2022, we owned 521 same-store properties and 90 non-same-store properties. All of the non-same-store properties were 2021 and 2022 acquisitions, dispositions, developed stores, stores with a significant portion of net rentable square footage taken out of service or stores that have not yet reached stabilization as defined above. The following table compares our same-store and other results for the years ended December 31, 2022 and 2021 and reconciles our same-store results to net income attributable to the Company’s common shareholders. 2022 2021 2022 2021 2022 2021 2022 2021 Revenues: Rental income 744,094 $ 661,989 $ 135,195 $ 45,762 $ - $ - $ 879,289 $ 707,751 $ Other property related income 32,844 27,469 4,755 1,836 58,567 54,300 96,166 83,605 Property management fee income - - - - 34,169 31,208 34,169 31,208 Total revenues 776,938 689,458 139,950 47,598 92,736 85,508 1,009,624 822,564 Operating Expenses: Property operating expenses 207,023 201,070 42,814 15,331 43,423 35,703 293,260 252,104 Net Operating Income (NOI) 569,915 488,388 97,136 32,267 49,313 49,805 716,364 570,460 Depreciation and amortization 232,049 310,610 General and administrative 47,809 54,623 Subtotal 279,858 365,233 Other (expense) income Interest: Interest expense on loans (78,448) (93,284) (8,168) (3,897) (20,328) - Equity in earnings of real estate ventures 25,275 48,877 Gains from sales of real estate, net 32,698 - Other (10,818) (10,355) Total other expense (59,789) (58,659) Net income 230,813 292,472 (7,873) (1,931) 542 722 $ 223,482 291,263 $ Non Same-Store Properties Other/Eliminations Total Net income attributable to the Company's common shareholders Net (income) loss attributable to noncontrolling interests Noncontrolling interests in the Operating Partnership Noncontrolling interests in subsidiaries Same-Store Properties Loan procurement amortization expense Loss on early extinguishment of debt 67

ANNUAL MEETING OF SHAREHOLDERS OF CUBESMART May 16, 2023 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2023. The proxy statement and 2022 Annual Report to Shareholders are available at http://investors.cubesmart.com/sec-filings/documents/default.aspx Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Trustees: O Piero Bussani O Jit Kee Chin O Dorothy Dowling O John W. Fain O Jair K. Lynch O Christopher P. Marr O Deborah Ratner Salzberg O John F. Remondi O Jeffrey F. Rogatz 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023; 3. To cast an advisory vote to approve our executive compensation; 4. To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation; To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting. If this proxy card is properly executed and returned to the Company, the attorney-in-fact and proxy will vote all of the undersigned's shares entitled to vote on the matters hereon as directed hereon or, where no direction is indicated, the undersigned's vote will be cast FOR each of the matters hereon. The attorney-in-fact and proxy will vote such shares as recommended by the Board of Trustees, or, if no recommendation is given, in his own discretion, with regard to any other matters as may properly come before the meeting, including any proposal to adjourn or postpone the meeting. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, AND "ONE YEAR" FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20933040000000000000 6 051623 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1 YEAR 2 YEARS 3 YEARS ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CUBESMART Proxy for Annual Meeting of Shareholders on May 16, 2023 Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Christopher P. Marr, Timothy M. Martin, and Jeffrey P. Foster, and each of them, as attorney-in-fact and proxy with full power of substitution to represent the undersigned and to vote all of the Common Shares of the Company, held of record by the undersigned on March 15, 2023, at the Annual Meeting of Shareholders to be held on Tuesday, May 16, 2023, at 8:00 a.m., Eastern Time, at Cubesmart, 5 Old Lancaster Road, Malvern, PA 19355, and at any adjournment or postponement thereof. Said attorney-in-fact and proxy is instructed to vote as directed on the reverse side. For more information on how to obtain directions to be able to attend the annual meeting and/or vote in person at the annual meeting please see the accompanying proxy statement or contact our Secretary at 610-535-5000. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. (Continued and to be signed on the reverse side.) 1.1